MONTEREY
                                                            FUNDS
                                                  - OCM GOLD
                                                  - CAMBORNE GOVERNMENT INCOME
                                                  - PIA EQUITY

                                                         MONTEREY
                                                         MUTUAL
                                                         FUND



                                                       ANNUAL REPORT
                                                     NOVEMBER 30, 1998

Dear Shareholder:

We are pleased to provide you with this annual report for the year ended November 30, 1998 for the following series of the Monterey Mutual Funds: the Camborne Government Income Fund, the OCM Gold Fund, and the PIA Equity Fund.

During the 12 months ended November 30, 1998, the returns including the reinvestment of dividends and capital gains, were as follows:

          Camborne Government Income Fund 8.7%
          OCM Gold Fund                  (2.2%)
          PIA Equity Fund                (4.9%)

During this most recent fiscal year, relative weakness in the prices of both gold stocks on which the OCM Gold Fund focuses and smaller capitalization stocks on which the PIA Equity Fund focuses severely impacted the returns on these two portfolios. Your portfolio managers believe that the prospect of improved global economic growth will in 1999 result in improved returns in these two sectors of the stock market.

The Camborne Government Bond Fund, however, provided higher returns due largely to its emphasis on investment in bonds issued by the United States government and its agencies. During the stressful period of global economic uncertainty in 1998, these types of bonds fared considerably better than other riskier bonds which had exposure to this prospect of severe global weakness.

Pacific Income Advisers, the fund's portfolio manager, has reported that the apparent intent of the Federal Reserve to provide support during any periods of global economic weakness bodes well for stability in U.S. capital markets and for government bonds in particular.

This is the first year in which we have dedicated this annual report to focus on these three Funds. We hope that shareholders will find the new report more convenient and informative.

Please
take a moment to review your Fund(s)' statement of assets and results of operations for the year ended November 30, 1998. After what has proven to be an exciting year in the markets, we eagerly anticipate the challenges of the new year and look forward to reporting to you in six months.



/S/ LLOYD MCADAMS
  _______________________
  Lloyd McAdams
  Chairman of the Board

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998

OCM GOLD FUND
--------------------------------------------------------------------------------
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              COMMON STOCKS 84.50%
              MAJOR GOLD PRODUCERS 43.45%
   17,500     Anglogold Ltd. ADR. ................................... $  397,031
   16,000     Barrick Gold Corp. ....................................    320,000
   10,000     Barrick Gold Corp I/R .................................    131,742
   10,500     Driefontein Consolidated ADR. .........................     53,156
    5,000     Freeport-McMoRan Copper & Gold Inc. ...................     63,125
   70,000     Homestake Mining Co. ..................................    752,500
   50,000     Newmont Mining Corp. ..................................    993,750
   60,000     Placer Dome Inc. ......................................    873,750
                                                                      ----------
                                                                       3,585,054
                                                                      ----------

              INTERMEDIATE GOLD PRODUCERS 7.42%
   25,000     Ashanti Goldfields Co. Ltd. ...........................    217,188
   55,000     Battle Mountain Gold Co. ..............................    257,812
   55,000     Kinross Gold Corp.  ...................................    137,500
                                                                      ----------
                                                                         612,500
                                                                      ----------

              MID-TIER GOLD PRODUCERS 19.06%
   25,000     Agnico-Eagle Mines ....................................    114,063
   25,000     Getchell Gold Corp.* ..................................    409,375
   65,000     GoldCorp Inc. CI.A* ...................................    357,500
   85,000     Meridian Gold Inc.* ...................................    456,875
  125,000     TVX Gold Inc.* ........................................    234,375
                                                                      ----------
                                                                       1,572,188
                                                                      ----------

              JUNIOR GOLD PRODUCERS 4.60%
   20,000     Alta Gold Co.*.........................................     34,062
   10,500     Golden Cycle Gold Corp.* ..............................     73,500
   30,000     Miramar Mining Corp.* .................................     20,006
   55,000     Richmont Mines Inc.* ..................................    140,242
   10,000     River Gold Mines Ltd.* ................................     26,152
   75,000     Vengold Inc. ..........................................     49,036
   25,000     Viceroy Resources Corp. ...............................     36,777
                                                                      ----------
                                                                         379,775
                                                                      ----------

              EXPLORATION AND DEVELOPMENT
              COMPANIES 1.50%
  200,000     Addwest Minerals International Ltd.* ..................     18,960
   10,000     Crown Resources Corp.*.................................     20,000
  100,000     Franc-Or Resources Corp.*..............................     24,845
   10,000     Golden Queen Mining Ltd.* .............................      3,269
  185,500     New Guinea Gold Corp. .................................     13,341
   25,000     Omni Resources Inc.* ..................................      1,471
  100,000     Silver Eagle Resources* ...............................     11,769
    7,500     Sutton Resources Ltd.* ................................     30,000
                                                                      ----------
                                                                         123,655
                                                                      ----------

              PRIMARY SILVER PRODUCERS 2.44%
    5,800     Coeur D'Alene Mines Corp.* ............................     29,363
   35,000     Hecla Mining Co.* .....................................    146,562
    5,000     Pan American Silver Corp.*.............................     25,625
                                                                      ----------
                                                                         201,550
                                                                      ----------

              PLATINUM/PALLADIUM PRODUCERS 1.77%
    4,000     Stillwater Mining Co.* ................................    146,250
                                                                      ----------

              GOLD MINING ROYALTY
              COMPANIES 4.26%
   17,000     Euro-Nevada Mining* ...................................    260,084
    5,000     Franco Nevada Mining ..................................     91,533
                                                                      ----------
                                                                         351,617
                                                                      ----------

TOTAL COMMON STOCKS
              (cost $7,959,763) .....................................  6,972,589
                                                                      ----------

PREFERRED STOCKS 0.67%
    7,500     Coeur D'Alene Mines Corp.
              (cost $111,075) .......................................     55,313
                                                                      ----------


* Non income producing security


                        See notes to financial statements

                                 MONTEREY FUNDS
            SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998 (CONTINUED)


OCM GOLD FUND (CONTINUED)
--------------------------------------------------------------------------------
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS 15.19%
  428,000     Star Treasury Fund
                    (cost $428,000)..................................$  428,000
  825,000     Star Bank Repurchase Agreement 3.5%
              due December 1, 1998 collateralized by
              $835,000 GNMA 6.625% due 9/20/22
                    (cost $825,000)..................................   825,000
                                                                     ----------
                                                                      1,253,000
                                                                     ----------
TOTAL INVESTMENTS
                    (cost $9,323,838)............. 100.36%            8,280,902
                                                                     ----------
LIABILITIES LESS OTHER ASSETS ....................  (0.36%)             (29,642)
                                                   ------            ----------
TOTAL NET ASSETS ................................. 100.00%           $8,251,260
                                                                     ----------


CAMBORNE GOVERNMENT
INCOME FUND
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                   VALUE
--------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.08%
              CORPORATE 28.48%
 $ 30,000     Rochester Gas & Electric Corp., 9.375%, 04/01/21....... $   33,413
   40,000     Rohm & Haas Holdings Co., 9.80%, 04/15/20 .............     51,808
  100,000     Westvaco Corp., 10.125%, 06/01/19 .....................    107,418
   85,000     W.R. Berkley Corp., 9.875%, 05/15/08 ..................     98,524
                                                                      ----------
                                                                         291,163
                                                                      ----------
              MORTGAGE BACKED SECURITIES 38.38%
  145,000     FHLMC RMC CL 1617-PM, 6.50%, 11/15/23..................    145,676
  162,605     FNMA CMO 199-192 CL-SA, 11.00%, 04/25/07 ..............    167,480
   11,547     GNMA, 9.50%, 09/15/19 .................................     12,490
   31,392     GNMA, 6.00%, 12/20/27 .................................     31,569
   13,028     Prudential 1993-59 A5, 7.125%, 12/25/00 ...............     13,089
   29,772     Traveler's Mortgage Securities Corp., 12.00%, 03/01/14      35,025
                                                                      ----------
                                                                         405,329
                                                                      ----------
              U.S. GOVERNMENT SECURITIES 29.92%
   15,000     U.S. Treasury Notes, 4.00%, 10/31/00 ..................     14,845
  105,000     U.S. Treasury Bonds, 6.375%, 08/15/27 .................    121,800
  160,000     U.S. Treasury Bonds, 5.50%, 08/15/28 ..................    169,150
                                                                      ----------
                                                                         305,795
                                                                      ----------

* Non income producing security

                       See notes to financial statements

                                 MONTEREY FUNDS
            SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998 (CONTINUED)


CAMBORNE GOVERNMENT
INCOME FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                   VALUE
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS
              (cost $946,081)........................................ $1,002,287
                                                                      ----------

SHORT TERM INVESTMENTS 0.36%
  $ 3,679     Star Treasury Fund
              (cost $3,679)..........................................      3,679
                                                                      ----------
TOTAL INVESTMENTS
              (cost $949,760)........................ 98.44%           1,005,966
OTHER ASSETS LESS LIABILITIES .......................  1.56%              15,937
                                                     ------           ----------
TOTAL NET ASSETS.....................................100.00%          $1,021,903
                                                     ======           ==========


PIA EQUITY
--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------
              COMMON STOCKS 96.28%
              AEROSPACE/DEFENSE 4.37%
    2,000     AAR Corp. ............................................. $   50,500
    1,950     GenCorp Inc. ..........................................     48,019
                                                                      ----------
                                                                          98,519
                                                                      ----------
              AUTO PARTS 3.75%
      900     Borg-Warner Automotive, Inc. ..........................     44,887
    2,130     Standard Products Co. .................................     39,871
                                                                      ----------
                                                                          84,558
                                                                      ----------
              BANKING AND FINANCIAL SERVICE 8.80%
    1,100     Bank United Corp. .....................................     48,469
    1,450     John Nuveen Co. The ...................................     53,650
    2,450     People Heritage Financial Group, Inc. .................     50,455
    1,800     Washington Federal Inc. ...............................     46,013
                                                                      ----------
                                                                         198,587
                                                                      ----------
              BUILDING AND CONSTRUCTION 2.41%
    2,160     Kaufman & Broad Home Corp. ............................     54,405
                                                                      ----------

              CHEMICALS 1.86%
    2,200     Witco Corp. ...........................................     41,937
                                                                      ----------

              COMPUTERS/SOFTWARE 2.58%
    1,600     Autodesk, Inc. ........................................     58,300
                                                                      ----------

              ELECTRIC-INTEGRATED 2.16%
    1,400     Idacorp Inc. ..........................................     48,825
                                                                      ----------

              ELECTRONIC COMPONENTS-SEMICONDUCTORS 2.34%
    1,400     Dallas Semiconductor Corp. ............................     52,850
                                                                      ----------


* Non income producing security

                        See notes to financial statements

                                MONTEREY FUNDS
            SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998 (CONTINUED)


PIA EQUITY (CONTINUED)
--------------------------------------------------------------------------------
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              FOOD & RELATED 1.86%
    1,600     Interstate Bakeries Corp. ............................. $   42,000
                                                                      ----------

              FUNERAL SERVICES 1.88%
    1,900     Stewart Enterprises, Inc. .............................     42,453
                                                                      ----------

              INSURANCE 8.29%
    1,500     Capital Re Corp. ......................................     29,625
    1,450     Fremont General Corp. .................................     73,044
    3,250     Frontier Insurance Group, Inc. ........................     46,109
    2,020     Selective Insurance Group..............................     38,254
                                                                      ----------
                                                                         187,032
                                                                      ----------
              MANUFACTURING 1.74%
    2,435     Mascotech Inc. ........................................     39,264
        2     Tyco International Ltd. ...............................        132
                                                                      ----------
                                                                          39,396
                                                                      ----------

              MEDICAL 7.59%
    2,900     American Health Properties.............................     65,794
    2,000     ICN Pharmaceuticals Inc. ..............................     50,500
    1,050     Shared Medical Systems Corp. ..........................     54,994
                                                                      ----------
                                                                         171,288
                                                                      ----------

              METALS & MINING 2.64%
    1,350     Precision Castparts Corp. .............................     59,653
                                                                      ----------

              PUBLISHING 5.60%
    1,100     Central Newspapers, Inc. ..............................     74,800
    1,840     Lee Enterprises Inc. ..................................     51,520
                                                                      ----------
                                                                         126,320
                                                                      ----------
              REAL ESTATE & MORTGAGE RELATED 9.97%
    2,600     Developers Diversified Realty Corp. ...................     50,212
    2,100     Duke Realty Investments Inc. ..........................     47,644
    1,700     Felcor Lodging Inc. ...................................     40,481
    1,700     Macerich Company The ..................................     45,263
    1,900     Prentiss Properties Trust .............................     41,325
                                                                      ----------
                                                                         224,925
                                                                      ----------
              RENTAL EQUIPMENT 2.35%
    3,400     Aaron Rents, Inc. .....................................     53,125

              RESTAURANTS 5.44%
    2,940     Bob Evans Farms .......................................     71,387
    2,100     CKE Restaurants, Inc. .................................     51,319
                                                                      ----------
                                                                         122,706
                                                                      ----------

              RETAIL 5.63%
    5,200     Pier 1 Imports, Inc. ..................................     55,900
    1,950     Ross Stores, Inc. .....................................     71,053
                                                                      ----------
                                                                         126,953
                                                                      ----------

              SECURITY SERVICES 1.73%
    1,300     Pittston Brink's Group ................................     39,000
                                                                      ----------

              TRANSPORTATION & EQUIPMENT 11.31%
    2,300     Airborne Freight Corp. ................................     61,381
    1,250     Gatx Corporation ......................................     47,266
    1,750     Ryder System, Inc. ....................................     49,984
    2,300     Roadway Express Inc. ..................................     34,859
    2,300     USFreightways Corporation Corp. .......................     61,741
                                                                      ----------
                                                                         255,231
                                                                      ----------


* Non income producing security



                       See notes to financial statements

                                MONTEREY FUNDS
            SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998 (CONTINUED)


PIA EQUITY (CONTINUED)
--------------------------------------------------------------------------------
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
              UTILITY 1.98%
    2,300     Public Service Co. Of NM .............................. $   44,706
                                                                      ----------
              TOTAL COMMON STOCKS
              (cost $2,350,397) .....................................  2,172,769
                                                                      ----------
              SHORT TERM INVESTMENTS 3.61%
   81,617     Star Treasury Fund
                  (cost $81,617).....................................     81,617
                                                                      ----------
TOTAL INVESTMENTS
              (cost $2,432,041)..................... 99.89%            2,254,386
OTHER ASSETS LESS LIABILITIES ......................  0.11%                2,409
                                                    ------            ----------
TOTAL NET ASSETS .................................. 100.00%           $2,256,795
                                                    ======            ==========



* Non income producing security

                        See notes to financial statements

                                 MONTEREY FUNDS
            STATEMENTS OF ASSETS AND LIABILITIES - NOVEMBER 30, 1998

                                                                           CAMBORNE
                                                               OCM         GOVERNMENT        PIA
                                                               GOLD          INCOME         EQUITY
                                                           -----------------------------------------

ASSETS
     Investments in securities, at value
          (cost $9,323,838 $949,760
          and $2,432,041, respectively) ................   $ 8,290,902    $ 1,005,966    $ 2,254,386
     Cash ..............................................
     Receivable for fund shares sold ...................        24,505              0              0
     Income receivable .................................
     Due from investment advisor .......................             0          2,050          2,076
     Prepaid expenses and other ........................        24,454         13,495          9,824
     Total Assets ......................................

LIABILITIES
     Payable for fund shares redeemed ..................        47,911              0              0
     Accrued expenses and other ........................        33,920         13,776         12,421
     Dividends payable .................................
     Due to investment advisor .........................         2,399              0              0
     Total Liabilities .................................

NET ASSETS
     Capital stock, no par value; unlimited shares
          authorized ...................................
     Undistributed net investment income ...............             0            596          7,689
     Accumulated net realized gain (loss) on
          investments and foreign currencies ...........    (2,445,740)      (290,765)       185,472
     Net unrealized appreciation (depreciation)
          on investments and foreign currencies ........    (1,042,936)        56,206       (177,628)
     Net Assets ........................................

CALCULATION OF MAXIMUM OFFERING PRICE
     Net asset value and redemption price per share ....   $      4.98    $     14.28    $     17.54
     Maximum sales charge (4.50% of offering price) ....           .23            .67            .83
     Offering price to public ..........................
     Shares Outstanding ................................



                        See notes to financial statements

                                 MONTEREY FUNDS
        STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 1998


                                                                               CAMBORNE
                                                                     OCM      GOVERNMENT       PIA
                                                                     GOLD       INCOME        EQUITY
                                                                 ------------------------------------

INVESTMENT INCOME
     Interest .................................................   $  46,680    $  79,874    $   5,120
     Dividends ................................................      38,026            0       73,898
                                                                  ---------    ---------    ---------
     Total Investment Income ..................................      84,706       79,874       79,018
                                                                  ---------    ---------    ---------

EXPENSES
     Adviser & sub-adviser fees (Note 3) ......................      57,341        4,406       33,406
     Distribution fees (Note 4) ...............................      56,768        1,102        8,351
     Transfer agent fees ......................................      20,904       15,483       17,859
     Administrative fees (Note 3) .............................      19,300       14,473       15,210
     Custodian fees ...........................................       4,571        1,736        2,386
     Audit fees ...............................................       6,134        7,720        6,657
     Legal fees ...............................................       1,602        1,602        1,602
     Registration fees ........................................       7,616        4,202       17,699
     Trustees' fees ...........................................         959        1,045        1,072
     Printing expense .........................................      10,663          302        1,547
     Postage expense ..........................................       3,599            0          610
     Other expenses ...........................................       1,001            0          682
                                                                  ---------    ---------    ---------
     Total expenses ...........................................     190,458       52,071      107,081
     Less: Expense reimbursement from adviser and
          sub-adviser .........................................     (50,546)     (39,953)     (35,752)
                                                                  ---------    ---------    ---------
     Net expenses .............................................     139,912       12,118       71,329
                                                                  ---------    ---------    ---------
     Net Investment Income (Loss) .............................     (55,206)      67,756        7,689
                                                                  ---------    ---------    ---------

REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
     Net Realized Gain (Loss) on Investments ..................    (364,267)      30,507      176,175
     Net Change in Unrealized Appreciation on Investments .....     209,137       (6,404)    (317,246)
                                                                  ---------    ---------    ---------
     Net Gain (Loss) on Investments ...........................    (155,130)      24,103     (141,071)
                                                                  ---------    ---------    ---------
     Net Increase (Decrease) in Net Assets
     Resulting from Operations ................................   $(210,336)   $  91,859    $(133,382)
                                                                  =========    =========    =========



                       See notes to financial statements

                                 MONTEREY FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  CAMBORNE
                                                    OCM                          GOVERNMENT                      PIA
                                                    GOLD                           INCOME                      EQUITY
                                           --------------------------------------------------------------------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                            NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,      NOV. 30,
                                              1998           1997           1998           1997           1998          1997
                                           --------------------------------------------------------------------------------------

OPERATIONS
  Net investment income (loss) ........... $   (55,206)   $   (27,596)   $    67,756    $    63,513    $     7,689    $      (899)
  Net realized gain (loss) on investments     (364,267)        19,533         30,507        (10,449)       176,175        325,095
  Net change in unrealized appreciation
    on investments .......................     209,137     (1,008,814)        (6,404)        33,537       (317,246)      (125,645)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets
    resulting from operations ............    (210,336)    (1,016,877)        91,859         86,601       (133,382)       198,551
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Net equalization (debits) credits ......           0              0            (42)          (755)             0              0
                                           -----------    -----------    -----------    -----------    -----------    -----------

DIVIDENDS PAID TO SHAREHOLDERS
  Dividends from net investment income ...           0              0        (69,700)       (60,248)             0              0
  Dividends from capital gain ............           0              0              0              0       (320,265)       (22,842)
                                           -----------    -----------    -----------    -----------    -----------    -----------
                                                     0              0        (69,700)       (60,248)      (320,265)       (22,842)
                                           -----------    -----------    -----------    -----------    -----------    -----------

FUND SHARE TRANSACTIONS
  Net proceeds from shares sold ..........   7,033,912      2,054,956        179,492         24,703      2,151,015      2,289,022
  Dividends reinvested ...................           0              0         58,452         55,980        238,717         21,270
  Payment for shares redeemed ............    (199,636)      (941,627)      (199,256)      (437,944)    (2,456,239)      (424,338)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets
    from fund share transactions .........   6,834,276      1,113,329         38,688       (357,261)       (66,507)     1,885,954
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets ..   6,623,940         96,452         60,805       (331,663)      (520,154)     2,061,663
  NET ASSETS, BEGINNING OF PERIOD ........   1,627,320      1,530,868        961,098      1,292,761      2,776,949        715,286
                                           -----------    -----------    -----------    -----------    -----------    -----------
  NET ASSETS, END OF PERIOD .............. $ 8,251,260    $ 1,627,320    $ 1,021,903    $   961,098    $ 2,256,795    $ 2,776,949
                                           ===========    ===========    ===========    ===========    ===========    ===========

CHANGES IN SHARES OUTSTANDING
  Shares sold ............................   1,375,985        279,147         12,886          1,837        111,105        118,526
  Shares issued on reinvestment
    of dividends .........................           0              0          4,132          4,103         12,704          1,195
  Shares redeemed ........................     (39,416)      (143,814)       (14,105)       (32,396)      (128,755)       (22,574)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Net Increase (decrease) in
    shares outstanding ...................   1,336,569        135,333          2,913        (26,456)        (4,946)        97,147
                                           ===========    ===========    ===========    ===========    ===========    ===========



*Commencement of operations

                       See notes to financial statements

                            MONTEREY FUNDS NOTES TO
                    FINANCIAL STATEMENTS - NOVEMBER 30, 1998


NOTE 1. ORGANIZATION

     Monterey Mutual Fund (the "Trust"), formerly Monitrend Mutual Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and con-sists of nine series of shares: the PIA Short Term Government Securities Fund, the Camborne Government Income Fund, the OCM Gold Fund, the PIA Equity Fund, the Murphy New World Biotechnology Fund, the Murphy New World Technology Fund, the Murphy New World Technology Convertibles Fund, the PIA Global Bond Fund and the PIA Total Return Bond Fund (collectively the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for each of the Funds presented herein are: the OCM Gold Fund, (the "Gold Fund"), long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals; the Camborne Government Income Fund, (the "Government Fund"), growth of capital, whether over the short or long-term, income and preservation of capital; the PIA Equity Fund, (the "Equity Fund"), long-term growth of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     SECURITY VALUATION--Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of such securities exchanges, Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair market value). Short-term investments which mature after 60 days are valued at market. Stock Index Futures, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges.

     OPTIONS--When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an equiva-lent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the under-lying security, and the liability related to such option is extinguished. If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an invest-ment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

     FUTURES CONTRACTS--The Government Fund and Equity Fund may from time to time enter into futures contracts as a hedge to provide protection against adverse movements in the prices of securities in the portfolio. When a Fund enters a futures contract, it is required to pledge to the clearing broker an amount of cash and/or securities equal to approximately 5% of the contract amount. This amount is known as the "initial margin". Pursuant to the futures contract, the Fund agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value at the close of the day and the price at which the futures contract was originally struck. Such payments, known as the "variation margin", are recorded by the Fund as unrealized gains or losses. When the futures contract expires or is closed by the Fund it realizes a gain or loss.

     FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISK--Futures contracts involve elements of market risk and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of exposure to off balance sheet risk. The predominant market risk is that movements in the prices of the a Fund's portfolio securities being hedged may not correlate perfectly with the movement in the prices of the future contracts. The lack of correlation could render a Fund's hedging strategy unsuccessful and could result in a loss to the Fund.

     Futures contracts are purchased only on exchanges. The exchange acts as the counterparty to the Funds' futures transactions; therefore the Funds' credit risk is limited to the failure of the exchange.

     FEDERAL INCOME TAXES--It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment com-panies and to distribute all of its taxable net income to its shareholders. Therefore the Funds paid no Federal Income taxes and no Federal income tax provision was required. At November 30, 1998, the Gold Fund and Government Fund had capital loss carryovers of approximately $2,445,740 and $290,765, respectively, which expire in varying amounts through 2003 and 2005, respectively.

     OTHER--Securities transactions are recorded no later than the first business day after the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

     The Gold Fund has an advisory agreement with Orrell Capital Management, a division of Orrell and Company, Inc. ("Orrell"). Under the agreement, the Gold Fund pays Orrell a fee computed daily and payable monthly, at the following annual rates based upon daily net assets:

ASSETS                                                      FEE RATE
------                                                      --------
0 to $50 million ........................................     1.000%
$50 million to $75 million ..............................     0.875%
$75 million to $100 million..............................     0.750%
$100 million to $150 million ............................     0.625%
$150 million to $250 million ............................     0.500%
Over $250 million........................................     0.375%

     The Government Fund has an investment advisory agreement with Pacific Income Advisers, Inc. ("PIA"), and PIA has a sub-advisory agreement with Camborne Advisors Inc. Under the agreements, the Government Fund pays PIA a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Government Fund's daily net assets; and PIA pays Camborne Advisors, Inc. a sub-advisory fee computed daily and paid monthly at an annual rate of 0.20% of the Government Fund's daily net assets.

     The Equity Fund has an investment advisory agreement with PIA. The Equity Fund pays PIA a fee computed daily and payable monthly, at the following annual rate based upon daily net assets:

ASSETS                                                      FEE RATE
------                                                      --------
0 to $50 million ........................................     1.000%
$50 million to $75 million ..............................     0.875%
$75 million to $100 million .............................     0.750%
$100 million to $150 million ............................     0.625%
$150 million to $250 million ............................     0.500%
Over $250 million .......................................     0.375%

     During the year ended November 30, 1998 the advisers agreed to reimburse the Funds for expenses in excess of 2.44% of average net assets (for the Gold and Equity Funds) and 1.10% of average net assets for the Government Fund. The amounts reimbursed by the advisers in 1998 are set forth in the Statement of Operations.

     The Trust has a fund accounting and administrative agreement with American Data Services, Inc. ("ADS"). ADS receives a fee, computed daily and payable monthly, at an annual rate of .1% of each Fund's average daily net assets, subject to a monthly minimum.

                                 MONTEREY FUNDS
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1998 (CONTINUED)



NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

     Syndicated Capital, Inc. serves as the Distributor of each Funds' shares. The President and sole shareholder of the Distributor is also the Chairman and a shareholder of PIA, as well as a trustee of the Trust.

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes each Fund, to reimburse the Distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers in each Funds shares, in any fiscal year, subject to a limit of 0.99% for the Gold Fund, 0.10% for the Government Fund and 0.25% for the Equity Fund. Distribution fees incurred by each Fund are set forth in the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

     The cost of purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 1998, were as follows:

                                                         PURCHASES       SALES
                                                         ---------       -----
     Gold Fund ......................................   $5,820,046   $   78,714
     Government Fund ................................    1,317,606    1,310,445
     Equity Fund ....................................    4,323,863    4,740,570

     Unrealized appreciation and depreciation on investments at November 30, 1998 based on cost for Federal income taxes (which is the same as cost for financial reporting purposes) are as follows:

                                                 UNREALIZED     UNREALIZED
                                                APPRECIATION   DEPRECIATION        NET
                                                ------------   ------------        ---
     Gold Fund ...............................    $ 391, 579   ($1,434,533)   ($1,042,936)
     Government Fund .........................        60,893        (4,687)        56,206
     Equity Fund .............................       104,738      (282,366)      (177,628)

                                 MONTEREY FUNDS
                                    OCM GOLD
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                        FOR THE YEAR ENDED NOVEMBER 30,
                                                          1998         1997++        1996*        1995*        1994
                                                        -------------------------------------------------------------

Net asset value, beginning
     of period ......................................   $  5.09       $  8.29       $  5.91      $ 5.87       $ 11.94
                                                        -------       -------       -------      ------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income ...............................     (0.03)         (.09)        (0.15)      (0.09)        (0.15)
Net realized and unrealized gain (loss)
     on investments .................................     (0.08)        (3.11)         2.53        0.13         (5.92)
                                                        -------       -------       -------      ------       -------
Total from investment operations ....................     (0.11)        (3.20)         2.38        0.04         (6.07)
                                                        -------       -------       -------      ------       -------
LESS DISTRIBUTIONS
Dividends from net investment
     income .........................................      0.00          0.00          0.00        0.00          0.00
                                                        -------       -------       -------      ------       -------
Total distributions .................................      0.00          0.00          0.00        0.00          0.00
                                                        -------       -------       -------      ------       -------
Net asset value, end of period ......................   $  4.98       $  5.09       $  8.29      $ 5.91      $   5.87
                                                        =======       =======       =======      ======
Total return** ......................................     (2.16%)      (38.60%)       40.27%       0.68%       (50.84%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
     (in $000's) ....................................     8,251         1,627         1,531         421         1,274
Ratio of expenses to average
     net assets .....................................      2.44%         2.44%         2.37%       2.44%         2.45%
Ratio of expenses to average net assets,
     before reimbursement ...........................      3.32%         5.78%         6.15%      12.52%         5.58%
Ratio of net investment income
     (loss) to average net assets ...................     (0.96%)       (1.60%)       (1.72)%     (1.57)%       (1.26%)
Portfolio turnover rate .............................      1.73%        17.68%        35.70%      15.57%       229%


*  Based on average shares outstanding.
** Excluding sales charge.
++ On 12/13/96 Orrell and Company, Inc. became the Fund's investment adviser.
   Prior to 12/31/96 Monitrend Investment Management, Inc. was the Fund's investment adviser except during the period between February 1, 1991 to August 17, 1994 when the investment adviser was Kensington Capital Management Inc.



                       See notes to financial statements

                                 MONTEREY FUNDS
                              CAMBORNE GOVERNMENT
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                     FOR THE YEAR ENDED NOVEMBER 30,
                                                        1998        1997          1996       1995        1994
                                                      ---------------------------------------------------------

Net asset value, beginning
     of period ....................................   $ 14.00     $ 13.59       $ 13.88     $ 12.76     $ 14.16
                                                      -------     -------       -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income .............................      0.87        0.89          0.73        0.81        0.87
Net realized and unrealized gain (loss)
     on investments ...............................      0.31        0.38         (0.28)       1.12       (1.39)
                                                      -------     -------       -------     -------     -------
Total from investment operations ..................      1.18        1.27          0.45        1.93       (0.52)
                                                      -------     -------       -------     -------     -------
LESS DISTRIBUTIONS
Dividends from net investment income ..............     (0.90)      (0.86)        (0.74)      (0.81)      (0.88)
                                                      -------     -------       -------     -------     -------
Total distributions ...............................     (0.90)      (0.86)        (0.74)      (0.81)      (0.88)
                                                      -------     -------       -------     -------     -------
Net asset value, end of period ....................   $ 14.28     $ 14.00       $ 13.59     $ 13.88     $ 12.76
                                                      =======     =======       =======     =======     =======
Total return* .....................................      8.68%       9.70%         3.42%      15.56%      (3.75%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
     (in $000's) ..................................     1,022         961         1,293         947         882
Ratio of expenses to average
     net assets ...................................      1.10%       1.10%         1.07%       1.10%       1.10%
Ratio of expenses to average net assets,
     before reimbursement .........................      4.73%       6.98%         5.68%       5.73%       5.52%
Ratio of net investment income
     (loss) to average net assets .................      6.15%       6.53%         5.35%       6.04%       6.47%
Portfolio turnover rate ...........................    122.44%     111.26%       129.17%      91.03%      66.36%


* Excluding sales charge.

                       See notes to financial statements

                                 MONTEREY FUNDS
                                   PIA EQUITY
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                             YEAR ENDED    YEAR ENDED  YEAR ENDED    YEAR ENDED YEAR ENDED
                                                              NOV. 30,      NOV. 30,    NOV. 30,      NOV. 30,   NOV. 30,
                                                                1998         1997++      1996*          1995*       1994
                                                             -------------------------------------------------------------

Net asset value, beginning
     of period ..............................................   $ 20.79       $ 19.63     $ 15.36       $ 11.12    $ 13.35
                                                                -------       -------     -------       -------    -------

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss) .......................................      0.06         (1.21)      (0.37)        (0.24)     (0.52)
Net realized and unrealized gain (loss)
     on investments .........................................     (0.91)         3.05        4.64          4.48      (1.71)
                                                                -------       -------     -------       -------    -------
Total from investment operations ............................     (0.85)         1.84        4.27          4.24      (2.23)
                                                                -------       -------     -------       -------    -------

LESS DISTRIBUTIONS
Dividends from net investment income ........................      0.00          0.00        0.00          0.00       0.00
                                                                -------       -------     -------       -------    -------
Dividends from Capital Gains ................................     (2.40)        (0.68)       0.00          0.00       0.00
                                                                -------       -------     -------       -------    -------
Total distributions .........................................     (2.40)        (0.68)       0.00          0.00       0.00
                                                                -------       -------     -------       -------    -------
Net asset value, end of period ..............................   $ 17.54       $ 20.79     $ 19.63       $ 15.36    $ 11.12
                                                                =======       =======     =======       =======    =======
Total return** ..............................................     (4.86%)        9.96%      27.80%        38.13%    (16.70%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
     (in $000's) ............................................     2,257         2,777         715           526        610
Ratio of expenses to average
     net assets .............................................      2.14%         2.43%       2.25%         2.44%      2.44%
Ratio of expenses to average net assets,
     before reimbursement ...................................      3.21%         6.71%      11.73%        11.44%      8.52%
Ratio of net investment income (loss) to average
     net assets .............................................       .23%        (0.06%)     (2.07%)       (2.21%)    (2.22%)
Portfolio turnover rate .....................................    135.49%       139.57%      41.22%        23.75%     26.57%

*  Based on average shares outstanding.
** Excluding sales charge.
++ On 12/13/96 Pacific Income Advisers, Inc. became the Fund's investment adviser. Prior to 12/13/96, Monitrend Investment Management, Inc. was the Fund's investment adviser.

                       See notes to financial statements

INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders of
Monterey Mutual Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the OCM Gold Fund, the Camborne Government Income Fund and the PIA Equity Fund, series of Monterey Mutual Fund (the "Trust") as of November 30, 1998 and the related statements of operations and changes in net assets and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstate-ment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and with brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the OCM Gold Fund, the Camborne Government Income Fund and the PIA Equity Fund as of November 30, 1998 and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

/S/ MCGLADREY & PULLEN, LLP
---------------------------
    McGladrey & Pullen, LLP


New York, New York
January 8, 1999

                              MONTEREY MUTUAL FUND
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 1998

     (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGED,
                            FOR EACH PERIOD SHOWN.)

OCM GOLD FUND

AVERAGE ANNUAL TOTAL RETURNS                           VALUE ON 11/30/98
----------------------------                           -----------------
1 year              (6.57%)                       OCM Gold            $5,718
Inception          (25.32%)                       Phil. Gold & Silver $6,184
                                                  S&P 500            $16,212

    $10,000 Investment made 12/13/96 (date Orrell became investment adviser)

$ 5,000                           ______   OCM Gold Fund              $ 5,718

$20,000                           ------   S&P 500                    $16,212

$15,000                           __ . __  Philadelphia Gold & Silver $ 6,184
$10,000
                11/30/97      12/13/96      11/30/1998

Past performance is not                The S&P 500 Index is a broad unmanaged
predictive of future                   index generally considered to be
performance                            representative of the US equity market.
                                       The Philadelphia Gold & Silver Index
                                       is an unmanaged index of 11 gold and
                                       silver equity securities.



The Monterey OMC Gold Fund declined 2.16% (excluding sales charges) for the fiscal year ending 11/30/98 versus a 0.02% advance in the Philadelphia Stock Exchange Gold & Silver Index (XAU). The manager has positioned the fund in predominantly high quality low cost North American gold producers, favoring unhedged producers Newmont Mining and Homestake Mining. (See seperate shareholder letter for a more complete review and outlook).

--------------------------------------------------------------------------------


CAMBORNE
GOVERNMENT INCOME

AVERAGE ANNUAL TOTAL RETURNS                                   VALUE ON 11/30/98
----------------------------                                   -----------------
1 year        3.79%                                   Camborne Gov't.    $14,892
5 years       5.54%                                   Lehman Index       $15,652
Inception     6.84%

     $10,000 Investment made 10/31/92 (date PIA became investment adviser)

$ 9,000                    __________ Camborne Government          $14,982

$10,000                    ---------- Lehman U.S. Government Index $15,652

$11,000

$12,000

$13,000

$14,000

$15,000

$16,000
        1992        1993       1994      1995     1996      1997      1998

Past performance is not              The Lehman Government Index is an unmanaged
predictive of future                 index consisting of all US Treasury &
performance                          Agency bonds weighted according to market
                                     capitalization.

The Camborne Government Income Fund returned 8.68% (excluding sales charge) this year versus the unmanaged Lehman Government Index return of 10.75%. The manager has balanced the portfolio holdings among U.S. Treasury securities, U.S. Government Agency mortgage-backed securities and corporate bonds. The manager will continue active maturity management and sector rotation of the Fund to attempt to capitalize on investment opportunities.

                              MONTEREY MUTUAL FUND
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 1998

     (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGED,
                            FOR EACH PERIOD SHOWN.)

PIA EQUITY

AVERAGE ANNUAL TOTAL RETURNS                            VALUE ON 11/30/98
----------------------------                            -----------------
1 year         (9.14%)                                  PIA Equity     $10,612
Inception       3.15%                                   S&P 500        $16,212

     $10,000 Investment made 12/13/96 (date PIA became investment adviser)

$10,000                                 ________  PIA Equity       $10,612

$20,000                                 --------  S&P 500          $16,212

$15,000

         12/13/96              1997             1998

Past performance is not                  The S&P 500 Index is a broad unmanaged
predictive of future                     index generally considered to be
performance                              representative of the US equity market.

The PIA Equity Fund lost 4.86% (excluding sales charge) for the fiscal year, significantly underperforming the S&P 500. However, the more closely related Russell 2000 index of small capitalization com-panies declined 7.25% in the same period. The manager believes that the Fund is well positioned to take advantage of the recovery of the small cap sector which it expects over the coming year.






                       See notes to financial statements

                             Monterey Mutual Funds
                                Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

                                                     MURPHY
                                                   NEW WORLD
                                                     FUNDS

                                              -- Murphy New World Technology
                                              -- Murphy New World Biotechnology
                                              -- Murphy New World Technology
                                              --  Convertibles

                                                  MONTEREY
                                                  MUTUAL
                                                  FUND




                                                ANNUAL REPORT
                                              NOVEMBER 30, 1998

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998


MURPHY NEW WORLD
TECHNOLOGY FUND

--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 91.68%
            BIOTECHNOLOGY 11.88%
  24,000    Amylin Pharmaceuticals Inc.* ...................            $ 16,125
   2,000    Cocensys Inc.* .................................               1,156
   4,000    Cor Therapeutics Inc.* .........................              46,875
   2,500    Isis Pharmaceuticals* ..........................              28,047
   1,500    Ligand Pharmaceutical Inc. CL B* ...............              15,047
  22,000    Neurobiological Technology* ....................              13,406
                                                                      ----------
                                                                         120,656
                                                                      ----------

            COMPUTERS & EQUIPMENT 6.40%
   2,000    Compaq Computer Corp. ..........................              65,000
                                                                      ----------

            DRUG DELIVERY 2.69%
  19,000    InSite Vision Inc.* ............................              27,313
                                                                      ----------

            MISCELLANEOUS 0.47%
     400    H&Q Life Sciences Investors ....................               4,800
                                                                      ----------

            PHARMACEUTICALS 30.75%
  23,900    Cephalon Inc.* .................................             181,491
  12,500    Dusa Pharmaceuticals Inc. ......................              86,719
   8,500    Microcide Pharmaceuticals Inc.* ................              44,094
                                                                      ----------
                                                                         312,304
                                                                      ----------

            RESEARCH EQUIPMENT 4.15%
  18,000    Trega Biosciences Inc.* ........................              42,187
                                                                      ----------

            SEMICONDUCTORS 26.77%
   1,700    Applied Materials Inc.*.........................              65,928
   2,000    LSI Logic Corp.*................................              31,000
   1,500    PMC-Sierra Inc.* ...............................              80,766
  25,000    Seeq Technology Corp.*..........................              42,578
  22,000    Silicon Storage Technology Inc.*................              51,562
                                                                      ----------
                                                                         271,834
                                                                      ----------
            SOFTWARE 8.57%
  10,000    Informix Corp.*.................................              53,906
  10,000    Ross Systems Inc.* .............................              33,125
                                                                      ----------
                                                                          87,031
                                                                      ----------
TOTAL COMMON STOCKS
            (cost $1,372,233)...............................             931,125
                                                                      ----------

SHORT TERM INVESTMENTS 5.40%
  54,823    Star Treasury Fund
            (cost $54,823)..................................              54,823
                                                                      ----------

TOTAL INVESTMENTS
            (cost $1,427,056)...................      97.08%             985,948
Other assets less liabilities ..................       2.92%              29,591
                                                     ------           ----------
TOTAL NET ASSETS................................     100.00%          $1,015,539
                                                     ======           ==========

* Non income producing security

                       See notes to financial statements

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998

MURPHY NEW WORLD
BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS 23.67%

            BIOTECHNOLOGY 20.90%
   1,000    Affymetrix Inc.* .............................              $ 24,937
  10,000    Alpha-Beta Technology Inc.* ..................                11,094
   8,000    Alteon Inc.* .................................                 7,875
  20,000    Amylin Pharmaceutical Inc.* ..................                13,438
  19,200    Anergen Inc.* ................................                 6,600
  15,045    Axys Pharmaceutical Inc.* ....................                85,098
  10,000    Biomira Inc.* ................................                33,438
  16,500    Cocensys Inc.* ...............................                 9,539
  10,000    Cortex Pharmaceuticals Inc.* .................                 3,281
  10,000    COR Therapeutics Inc.* .......................               117,187
   1,800    Corvas International Inc.* ...................                 4,950
  10,000    Guilford Pharmaceuticals Inc.* ...............               140,000
   5,000    Incyte Pharmaceuticals Inc.* .................               156,875
   1,000    Isis Pharmaceuticals Inc.* ...................                11,219
  30,000    Neurobiological Technology* ..................                18,281
   3,000    NPS Pharmaceuticals Inc.* ....................                21,188
   3,000    Protein Design Labs Inc.* ....................                65,250
  30,000    Xoma Corp.* ..................................                97,031
                                                                      ----------
                                                                         827,281
                                                                      ----------

            DRUG DELIVERY 0.33%
   1,000    Dura Pharmaceuticals Inc.* ...................                12,989
                                                                      ----------

            PHARMACEUTICALS 1.25%
   4,500    Cadus Pharmaceutical Corp.* ..................                11,672
   5,000    Cephalon Inc.* ...............................                37,969
                                                                      ----------
                                                                          49,641
                                                                      ----------

            RESEARCH EQUIPMENT 1.19%
   1,000    Aurora Biosciences Corp.* ....................                 5,062
  18,000    Trega Biosciences Inc.* ......................                42,187
                                                                      ----------
                                                                          47,249
                                                                      ----------
TOTAL COMMON STOCKS
            (cost $1,415,464).............................               937,140
                                                                      ----------

LONG OPTIONS 0.19%
      20    S&P 100 Index Opt Put Dec\550.00
            (cost $26,850)................................                 7,625
                                                                      ----------

REPURCHASE AGREEMENT 70.89%
2,806,000   Star Bank 3.5%, due December 1, 1998,
            EEcollateralized by $2,860,000 GNMA
            EE6.625% due 9/20/22
            (Cost $2,806,000).............................             2,806,000
                                                                      ----------

SHORT TERM INVESTMENTS 4.97%
 196,793    Star Treasury Fund
            (Cost $196,793)...............................               196,793
                                                                      ----------

TOTAL INVESTMENTS
            (cost $4,445,106)..............         99.72%             3,947,558
Other assets less liabilities..............          0.28%                10,876
                                                  -------             ----------
TOTAL NET ASSETS...........................        100.00%            $3,958,434
                                                  =======             ==========


* Non income producing security

                       See notes to financial statements

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998

MURPHY NEW WORLD TECHNOLOGY
CONVERTIBLES FUND
--------------------------------------------------------------------------------
                                                                        MARKET
SHARES                                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 8.49%
            PHARMACEUTICALS 8.49%
   8,000    Cephalon Inc. ................................              $ 60,750
   5,000    Dusa Pharmaceuticals Inc. ....................                34,688
                                                                      ----------
                                                                          95,438
                                                                      ----------

TOTAL COMMON STOCKS
            (cost $145,125) ..............................                95,438
                                                                      ----------

CONVERTIBLE BONDS 85.57%
            BIOTECHNOLOGY 30.58%
 426,000    Glycomed Inc., 7.50%, due 01/01/03............               343,462
                                                                      ----------

            COMPUTER EQUIPMENT 26.41%
 300,000    Convex Computer Corp.,
            6.00%, due 03/01/12...........................              296, 625
                                                                      ----------
            COMPUTER PERIPHERALS 9.28%
  70,000    Quantum Corp., 7.00%, due 08/01/04 ...........                65,362
  55,000    Read Rite Corp., 6.50%, due 09/01/04..........                38,844
                                                                      ----------
                                                                         104,206
                                                                      ----------
            DRUG DELIVERY 3.87%
  60,000    Dura Pharmaceuticals Inc.,
            3.50% due 07/30/97  ..........................                43,425
                                                                      ----------
            SEMICONDUCTORS 3.41%
  55,000    Integrated Device, 5.50%, due 06/01/02 .......                38,294
                                                                      ----------
            SOFTWARE 3.95%
  60,000    System Software Associates,
            7.00% due 09/15/02............................                44,325
                                                                      ----------
            SPECIALTY MATERIALS 3.93%
  60,000    Hexcel Corp., 7.00%, due 08/01/11.............                44,175
                                                                      ----------
            TELECOMMUNICATIONS 4.14%
  70,000    California Microwave, 5.25%, due 12/15/03.....                46,550
                                                                      ----------

TOTAL CONVERTIBLE BONDS
            (cost $1,101,582).............................               961,062
                                                                      ----------

SHORT TERM INVESTMENTS 4.06%
  45,574    Star Treasury Fund
            (cost $45,574)................................                45,574
                                                                      ----------

TOTAL INVESTMENTS
            (cost $1,292,281)..............         98.12%             1,102,074
OTHER ASSETS LESS LIABILITIES..............          1.88%                21,073
                                                  -------             ----------
TOTAL NET ASSETS...........................        100.00%            $1,123,147
                                                  =======             ==========



* Non income producing security

                       See notes to financial statements
                                     - 4 -

                                 MONTEREY FUNDS
            STATEMENTS OF ASSETS AND LIABILITIES - NOVEMBER 30, 1998


                                                                                                                MURPHY
                                                                                  MURPHY          MURPHY       NEW WORLD
                                                                                NEW WORLD        NEW WORLD    TECHNOLOGY
                                                                                TECHNOLOGY     BIOTECHNOLOGY  CONVERTIBLES
                                                                               --------------------------------------------
ASSETS
         Investments in securities, at value
            (cost $1,427,056, $4,445,106 and
            $1,292,281, respectively)                                          $   985,948      $ 3,917,558    $ 1,102,074
         Cash ..............................................................        24,468                0              0
         Receivable for fund shares sold ...................................         1,500           41,500              0
         Income receivable .................................................           282              948         27,247
         Due from investment advisor .......................................             0                0          2,825
         Prepaid expenses and other ........................................        16,641            8,390         10,652
                                                                               -----------      -----------    -----------
                  Total Assets .............................................     1,028,839        3,998,396      1,142,298
                                                                               -----------      -----------    -----------

LIABILITIES
         Payable for fund shares redeemed ..................................             0              880              0
         Accrued expenses and other ........................................        12,870           37,482         19,651
         Due to investment advisor .........................................           430            1,600              0
                                                                               -----------      -----------    -----------
                  Total Liabilities ........................................        13,300           39,962         19,651
                                                                               -----------      -----------    -----------

NET ASSETS
         Capital stock, no par value; unlimited shares
                  authorized ...............................................     1,513,954        4,680,751      2,196,692
         Undistributed net investment income ...............................             0                0         56,284
         Accumulated net realized gain (loss) on
                  investments and foreign currencies .......................       (57,307)        (939,622)
         Net unrealized appreciation (depreciation)
                  on investments and foreign currencies ....................      (441,108)        (497,548)      (190,207)
                                                                               -----------      -----------    -----------
         Net Assets ........................................................     1,015,539        3,958,434      1,123,147
                                                                               ===========      ===========    ===========

         Net asset value, offering and redemption price per share ..........   $     11.64      $      6.39    $     22.14
                                                                               ===========      ===========    ===========
         Shares Outstanding ................................................        87,250          619,839         50,729
                                                                               ===========      ===========    ===========




                       See notes to financial statements

                                 MONTEREY FUNDS
         STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30,1998



                                                                                         MURPHY
                                                           MURPHY         MURPHY       NEW WORLD
                                                         NEW WORLD       NEW WORLD    TECHNOLOGY
                                                         TECHNOLOGY    BIOTECHNOLOGY  CONVERTIBLES
                                                        --------------------------------------------
INVESTMENT INCOME
         Interest .....................................   $   2,716     $  11,247    $  89,903
         Dividends ....................................         222             0        2,587
                                                          ---------     ---------    ---------
                  Total Investment Income .............       2,938        11,247       92,490
                                                          ---------     ---------    ---------

EXPENSES
         Adviser (Note 3) .............................      12,250        34,450        8,227
         Distribution fees (Note 4) ...................       3,063         8,613        3,265
         Transfer agent fees ..........................      16,695        19,742       19,902
         Administrative fees (Note 3) .................      16,920        18,368       18,472
         Custodian fees ...............................       1,630         3,182        1,789
         Audit fees ...................................       9,664         9,636        5,633
         Legal fees ...................................       1,602         1,602        1,602
         Registration fees ............................      17,891        22,458       20,815
         TrusteesO fees ...............................       1,082         1,122        1,151
         Printing expense .............................       2,424         6,253        6,587
         Amortization of deferred organization expenses       2,030         2,030            0
         Postage expense ..............................       1,352         2,151        2,932
         Other expenses ...............................         838         1,019          271
                                                          ---------     ---------    ---------
         Total expenses ...............................      87,441       130,626       90,646
         Less: Expense reimbursement from adviser .....     (57,550)      (46,568)     (58,784)
                                                          ---------     ---------    ---------
         Net expenses .................................      29,891        84,058       31,862
                                                          ---------     ---------    ---------
         Net Investment Income (Loss) .................     (26,953)      (72,811)      60,628
                                                          ---------     ---------    ---------

REALIZED AND UNREALIZED GAIN
         (LOSS) ON INVESTMENTS
         Net Realized Gain (Loss) on Investments ......     (65,179)    (119,271)     (103,913)
         Net Change in Unrealized Appreciation on
                  Investments .........................    (321,157)    (594,378)     (167,308)
                                                          ---------     ---------    ---------
         Net Gain (Loss) on Investments ...............    (386,336)    (713,649)     (271,221)
                                                          ---------     ---------    ---------
         Net Increase (Decrease) in Net Assets
         Resulting from Operations ....................   $(413,289)   $(786,460)    $(210,593)
                                                          =========    =========     =========



                       See notes to financial statements

                                 MONTEREY FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                     MURPHY                   MURPHY                       MURPHY NEW
                                                    NEW WORLD                 NEW WORLD                  WORLD TECHNOLOGY
                                                   TECHNOLOGY                BIOTECHNOLOGY                 CONVERTIBLES
                                           -----------------------------------------------------------------------------------

                                            YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             NOV. 30,      NOV. 30,       NOV. 30     NOV. 30,       NOV. 30,       NOV. 30,
                                               1998         1997           1998        1997            1998           1997
                                           -----------------------------------------------------------------------------------

Operations
   Net investment income (loss) ........   $  (26,953)   $  (24,615)   $  (72,811)   $  (22,562)    $    60,628    $    11,556
   Net realized gain (loss) on
       investments .....................      (65,179)      220,579      (119,271)      (41,445)       (103,913)       336,435
   Net change in unrealized appreciation
       on investments ..................     (321,157)     (230,396)     (594,378)      136,885        (167,308)      (351,081)
   Net increase (decrease) in net assets
       resulting from operations .......     (413,289)      (34,432)     (786,460)       72,878        (210,593)        (3,090)

Dividends Paid to Shareholders
   Dividends from net investment income             0             0             0             0         (16,073)             0
   Dividends from capital gain .........     (190,274)      (25,966)            0             0               0              0
                                             (190,274)      (25,966)            0             0         (16,073)             0

Fund Share Transactions
   Net proceeds from shares sold .......      690,415     1,284,920     2,949,993     2,665,166          46,848        153,112
   Dividends reinvested ................      171,796        24,991             0             0          15,073              0
   Payment for shares redeemed .........     (682,131)     (696,855)     (558,088)     (616,300)       (146,704)      (274,985)
   Net increase (decrease) in net assets
       from fund share transactions ....      180,080       613,056     2,391,905     2,048,866         (84,783)
   Net increase (decrease) in net assets     (423,483)      552,658     1,605,445     2,121,744        (311,449)      (124,963)
   NET ASSETS, Beginning of Period .....    1,439,022       886,364     2,352,989       231,245       1,434,596      1,559,559
   NET ASSETS, End of Period ...........   $1,015,539    $1,439,022    $3,953,434    $2,352,989      $1,123,147     $1,434,596

Changes in Shares Outstanding
   Shares sold .........................       50,527        64,714       406,645       342,349           1,830          5,719
   Shares issued on reinvestment
       of dividends ....................       12,431         1,245             0             0             581              0
   Shares redeemed .....................      (50,720)      (34,173)      (79,194)      (82,922)         (5,786)       (10,154)
   Net Increase (decrease) in
       shares outstanding ..............       12,238        31,786       327,451       259,427          (3,375)        (4,435)



                       See notes to financial statements
                                     - 7 -



                                 MONTEREY FUNDS
               NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1998

NOTE 1. ORGANIZATION

     Monterey Mutual Fund (the "Trust"), formerly Monitrend Mutual Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of nine series of shares: the PIA Short Term Government Securities Fund, the Camborne Government Income Fund, the OCM Gold Fund, the PIA Equity Fund, the Murphy New World Biotechnology Fund, the Murphy New World Technology Fund, the Murphy New World Technology Convertibles Fund, the PIA Global Bond Fund and the PIA Total Return Fund (collectively the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for each of the Funds presented herein are: the Murphy New World Technology Fund, (the "Technology Fund"), long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology; the Murphy New World Biotechnology Fund, (the "Biotechnology Fund"), long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in biotechnology; the Murphy New World Technology Convertibles Fund (the "Convertibles Fund"), to maximize total return through a combination of capital appreciation and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     SECURITY VALUATION--Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of such securities exchanges, Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair market value). Short-term investments which mature after 60 days are valued at market. Stock Index Futures, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges.

     OPTIONS--When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

     FUTURES CONTRACTS--The Technology Fund, the Biotechnology Fund, and the Convertibles Fund, may from time to time enter into futures contracts as a hedge to provide protection against adverse movements in the prices of securities in the portfolio. When a Fund enters a futures contract, it is required to pledge to the clearing broker an amount of cash and/or securities equal to approximately 5% of the contract amount. This amount is known as the "initial margin". Pursuant to the futures contract, the Fund agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value at the close of the day and the price at which the futures contract was originally struck. Such payments, known as the "variation margin", are recorded by the Fund as unrealized gains or losses. When the futures contract expires or is closed by the Fund, it realizes a gain or loss.

     Financial Instruments with Off Balance Sheet Risk--Futures contracts involve elements of market risk and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of exposure to off balance sheet risk.

                                 MONTEREY FUNDS
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1998 (CONTINUED)

     The predominant market risk is that movements in the prices of a Fund's portfolio securities being hedged may not correlate perfectly with the movement in the prices of the futures contracts. The lack of correlation could render a Fund's hedging strategy unsuccessful and could result in a loss to the Fund.

     Futures contracts are purchased only on exchanges. The exchange acts as the counterparty to the Funds' futures transactions; therefore the Fund's credit risk is limited to the failure of the exchange.

     Subsequent market fluctuations of securities sold short may require a Fund to purchase securities at prices which exceed the value reflected on the Statement of Assets and Liabilities.

     FEDERAL INCOME TAXES--It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore the Funds paid no Federal Income taxes and no Federal income tax provision was required. At November 30, 1998, the Technology Fund, the Biotechnology Fund and the Convertibles Fund had capital loss carryforwards of approximately $57,000, $225,000 and $939,000, respectively, which expire in varying amounts through 2002, 2005 and 2006, respectively.

     ORGANIZATIONAL COSTS--These costs have been capitalized and are being amortized using the straight-Dline method over a period of sixty months beginning on commencement of operations.

     OTHER -- Securities transactions are recorded no later than the first business day after the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

     The Technology Fund and Biotechnology Fund each have an investment advisory agreement with Murphy Investment Management, Inc. ("Murphy"), whereby each Fund pays Murphy a fee, computed daily and payable monthly, at an annual rate of 1.00% of their respective net assets.

     The Convertibles Fund also has an investment advisory agreement with Murphy. The Convertibles Fund pays Murphy a fee computed daily and payable monthly, at the following annual rate based upon daily net assets:

           ASSETS                                         FEE RATE
           ------                                         --------
          0 to $150 million................................. 0.625%
          $150 million to $250 million...................... 0.500%
          Over $250 million................................. 0.375%

     During the year ended November 30, 1998 Murphy agreed to reimburse the Funds for expenses in excess of 2.44% of average net assets. Murphy has agreed to reimburse the Funds for expenses in excess of 1.99% of average net assets for the fiscal year ending November 30, 1999.

     The Trust has a fund accounting and administrative agreement with American Data Services, Inc. ("ADS"). ADS receives a fee, computed daily and payable monthly, at an annual rate of 0.1% of each Fund's average daily net assets, subject to a monthly minimum.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

     Syndicated Capital, Inc. serves as the Distributor of each Fund's shares. The President and sole shareholder of the Distributor is also a trustee of the Trust.

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes each Fund to reimburse the Distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers in each Fund' shares, in any fiscal year, subject to a limit of 0.25%.

                                 MONTEREY FUNDS
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1998 (CONTINUED)

NOTE 5. PURCHASES AND SALES OF SECURITIES

     The cost of purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 1998, were as follows:

                                                     PURCHASES            SALES
                                                     ---------            -----
         Technology Fund .....................      $ 1,633,226      $ 1,560,312
         Biotechnology Fund...................        7,269,078        7,335,902
         Convertibles Fund....................          800,406          332,802

     Unrealized appreciation and depreciation on investments at November 30, 1998 based on cost for Federal income taxes (which is the same as cost for financial reporting purposes) are as follows:

                                UNREALIZED        UNREALIZED
                               APPRECIATION      DEPRECIATION          NET
                               ------------      ------------          ---
     Technology Fund            $   46,009       ($ 487,117)       ($ 441,108)
     Biotechnology Fund             31,107         (558,655)         (527,548)
     Convertibles Fund               2,080         (192,287)         (190,207)

                                 MONTEREY FUNDS
                          MURPHY NEW WORLD TECHNOLOGY
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                    YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                      NOV. 30,      NOV. 30,     NOV. 30,      NOV. 30,     NOV. 30,
                                                       1998*         1997          1996*        1995*         1994
                                                  ------------------------------------------------------------------


Net asset value, beginning of period ...........   $      19.18  $      20.51  $      17.81  $    14.35  $    14.82
                                                   ------------  ------------  ------------  ----------  ----------

Income from investment operations
Net investment (loss) ..........................          (0.31)        (0.33)        (0.40)      (0.32)      (0.18)
Net realized and unrealized (loss)
on investments .................................          (4.77)        (0.40)         4.86        4.19       (0.29)
                                                   ------------  ------------  ------------  ----------  ----------
Total from investment operations ...............          (5.08)        (0.73)         4.46        3.87       (0.47)
                                                   ------------  ------------  ------------  ----------  ----------

Less distributions
Dividends from net investment income ...........           0.00          0.00          0.00        0.00        0.00
Dividends from Capital Gains ...................          (2.46)        (0.60)        (1.76)      (0.41)       0.00
                                                   ------------  ------------  ------------  ----------  ----------
Total distributions ............................          (2.46)        (0.60)        (1.76)      (0.41)       0.00
                                                   ------------  ------------  ------------  ----------  ----------
Net asset value, end of period .................   $      11.64  $      19.18  $      20.51  $    17.81  $    14.35
                                                   ============  ============  ============  ==========  ==========
Total return** .................................         (28.51%)       (3.69%)      26.32%       26.95%      (3.17%)

Ratios/supplemental data
Net assets, end of period (in $000's) ..........          1,016          1,439         886          281         283
Ratio of expenses to average net assets ........           2.44%          2.44%       2.34%        2.44%       2.44%
Ratio of expenses to average net assets,
EEbefore reimbursement .........................           7.14%          8.13%      10.44%       18.74%      11.19%
Ratio of net investment income (loss) to average
net assets .....................................          (2.20%)        (1.96%)     (2.06%)      (1.97%)     (1.79%)
Portfolio turnover rate ........................         142.89%        57.01        17.33%       40.77%      29.26%


*   Based on average shares outstanding.
**  Excluding sales charge.  Not annualized for periods less than a year.
++ On 12/13/96 Murphy Investment Management became the Fund's investment adviser. Prior to 12/13/96, Monitrend Investment Management Inc. was the Fund's investment adviser.

                       See notes to financial statements

                                 MONTEREY FUNDS
                         MURPHY NEW WORLD BIOTECHNOLOGY
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    YEAR ENDED     YEAR ENDED    YEAR ENDED  YEAR ENDED   YEAR ENDED
                                                     NOV. 30,       NOV. 30,      NOV. 30,    NOV. 30,     NOV. 30,
                                                       1998*          1997*         1996*       1995*         1994
                                                   -----------------------------------------------------------------


Net asset value, beginning of period ...........   $       8.07  $       7.19  $     6.74  $     6.12  $     7.99
                                                   ------------  ------------  ----------  ----------  ----------

Income from investment operations
Net investment (loss) ..........................          (0.15)        (0.16)      (0.17)      (0.15)      (0.08)
Net realized and unrealized gain
on investments .................................          (1.53)         1.04        0.62        0.77       (1.79)
                                                   ------------  ------------  ----------  ----------  ----------
Total from investment operations ...............          (1.68)         0.88        0.45        0.62       (1.87)
                                                   ------------  ------------  ----------  ----------  ----------

Less distributions
Dividends from net investment income ...........           0.00          0.00        0.00        0.00        0.00
                                                   ------------  ------------  ----------  ----------  ----------
Total distributions ............................           0.00          0.00        0.00        0.00        0.00
                                                   ------------  ------------  ----------  ----------  ----------
Net asset value, end of period .................   $       6.39  $       8.07  $     7.19  $     6.74  $     6.12
                                                   ============  ============  ==========  ==========  ==========
Total return** .................................         (20.82%)       12.24        6.67%       10.13%     (23.40%)

Ratios/supplemental data
Net assets, end of period (in $000's) ..........          3,958         2,353         231         400         824
Ratio of expenses to average net assets ........           2.44%         2.47%       2.65%       2.89%       2.89%
Ratio of expenses to average net assets,
EEbefore reimbursement .........................           3.79%         8.58%      15.28%       9.96%       6.40%
Ratio of net investment income (loss) to average
net assets .....................................          (2.11%)       (1.98%)     (2.31%)     (2.18%)     (1.18%)
Portfolio turnover rate ........................         458.56%        15.09%      02.79%      36.89%      26.58%


*   Based on average shares outstanding.
**  Excluding sales charge.
++ On 12/20/96 Murphy Investment Management became the Fund's investment adviser. Prior to 12/20/96, Monitrend Investment Management, Inc. was the Fund's investment adviser.


                       See notes to financial statements
                                     - 12 -

                                 MONTEREY FUNDS
                    MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                    FOR THE YEAR ENDED NOVEMBER 30,
                                                 1998          1997*          1996         1995            1994
                                            --------------------------------------------------------------------

Net asset value, beginning
         of period ......................   $      26.52  $      26.64  $      21.42  $      16.67  $      17.20
                                            ------------  ------------  ------------  ------------  ------------

Income from investment operations
Net investment income ...................           1.19          0.21          0.01          0.02          0.09
Net realized and unrealized gain (loss)
         on investments .................          (5.27)        (0.33)         5.23          4.82         (0.58)
                                            ------------  ------------  ------------  ------------  ------------
Total from investment operations ........          (4.08)        (0.12)         5.24          4.84         (0.49)
                                            ------------  ------------  ------------  ------------  ------------

Less distributions
Dividends from net investment income ....          (0.30)            0         (0.02)        (0.09)        (0.04)
                                            ------------  ------------  ------------  ------------  ------------
Total distributions .....................          (0.30)            0         (0.02)        (0.09)        (0.04)
                                            ------------  ------------  ------------  ------------  ------------
Net asset value, end of period ..........   $      22.14  $      26.52  $      26.64  $      21.42  $      16.67
                                            ============  ============  ============  ============  ============
Total return** ..........................         (15.55%)       (0.45%)       24.49%        29.19%        (2.86%)

Ratios/supplemental data
Net assets, end of period
         (in $000's) ....................          1,123         1,435         1,560         1,377         1,573
Ratio of expenses to average
         net assets .....................           2.44%         2.44%         2.26%         2.44%         2.44%
Ratio of expenses to average
         net assets, before reimbursement           6.94%         6.83%         5.11%         6.08%         5.46%
Ratio of net investment income
         (loss) to average net assets ...           4.64%          .76%         0.04%         0.10%         0.46%
Portfolio turnover rate .................          28.90%        85.91%        80.93%       151.86%            0%


**  Excluding sales charge.
* On 12/31/96 Murphy Investment Management, Inc. became the Fund's investment adviser. From 2/1/95 to 12/31/96 MidCap Associates, Inc. was the Fund's investment adviser. Prior to 2/1/95, Monitrend Investment Management, Inc., was the Fund's investment adviser.


                       See notes to financial statements
                                     - 13 -

INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders of
Monterey Mutual Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Murphy New World Technology Fund, the Murphy New World Biotechnology Fund and the Murphy New World Technology Convertibles Fund, series of Monterey Mutual Fund, (the "Trust") as of November 30, 1998 and the related statements of operations and changes in net assets and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and with brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Murphy New World Technology Fund, the Murphy New World Biotechnology Fund and the Murphy New World Technology Convertibles Fund as of November 30, 1998 and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles.




/S/ MCGLADREY & PULLEN, LLP
---------------------------
McGladrey & Pullen, LLP

New York, New York
January 8, 1999

                                 MONTEREY FUNDS
              PERFORMANCE RESULTS -- YEAR ENDED NOVEMBER 30, 1998


MURPHY NEW WORLD
TECHNOLOGY FUND

Average Annual Total Returns                             Value on 11/30/98
----------------------------                             -----------------
1 year        (28.51%)                                Technology        $10,643
5 years         1.47%                                 S&P 500           $27,827
Inception       1.20%

               $10,000 Investment made 10/20/93 (Inception Date)

$30,000

$25,000

$20,000
                         _______ Murphy Technology   $10,643
$15,000
                         ------- S&P 500             $27,827
$10,000

$ 5,000
               1993        1994      1995       1996       1997      1998

Past performance is not          The S&P 500 Index is a broad unmanaged
predictive of future             index generally considered to be representative
performance                      of the US equity market.


The MURPHY NEW WORLD TECHNOLOGY FUND declined 28.51% for the year, substantially underperforming the Standard & Poor's 500 Index for the same two reasons as last year: small capitalization stocks underperformed large cap stocks and the biotechnology sector underperformed the electronics, computer and communications groups. Although we did add some large capitalization stocks during the year, the better relative values are in the mid-cap and small-cap areas. We realize it is frustrating to wait for the large cap/small cap pendulum to swing our way, but we continue to hold the smaller names for 1999. In biotechnology, we said last year that we remained overweighted in these stocks in the belief 1998 would be a good year for the group. The companies had another year in which we saw many positive clinical trial results and several drug approvals by the FDA, yet the stocks as a whole again performed badly. We expect continued fundamental strength in 1999 and remain overweighted in this area. We doubt other investors can ignore these stocks much longer, because we believe about nine more biotech companies will turn profitable in 1999 and another twenty in 2000.

We have lowered the maximum expense ratio for your Fund from 2.44% to 1.99% in 1999. We reimburse the difference between actual expenses and this limit to the Fund.
--------------------------------------------------------------------------------

MURPHY NEW WORLD
BIOTECHNOLOGY FUND

 AVERAGE ANNUAL TOTAL RETURNS                       VALUE ON 11/30/98
 ----------------------------                       -----------------
1 Year        (20.82%)                             Biotech         $8,647
Inception      (5.00%)                             S&P 500        $16,212

    $10,000 Investment made 12/20/96 (date Murphy became investment adviser)

$19,000                       ______  Murphy Biotechnology $ 8,647
                              ------  S&P 500              $16,212
$16,000

$13,000

$10,000

$7,000

                         1997                     1998

Past performance is not                 The S&P 500 Index is a broad unmanaged
predictive of future performance        index generally considered to be
                                        representative of the US equity market.

The MURPHY NEW WORLD BIOTECHNOLOGY FUND declined 20.82% for the fiscal year, substantially underperforming the Standard & Poor's 500 Index. The biotechnology sector underperformed most other groups due, in part, to the general underperformance of small capitalization stocks compared to large cap stocks.

We made the strategic mistake at the beginning of the fiscal year of overweighting smaller capitalization companies in the belief that there were better relative values in the smaller stocks. Though we were 50% cash going into the summer of 1998, our small-cap biotech stocks were pummeled in that market decline. In the subsequent rebound, large-cap biotech again outperformed the mid- and small-caps substantially, so that even though we owned many of the large-caps like Amgen and Biogen during part of the year, our small-cap stocks on average dragged down the Fund's performance.

Forecasts by several market strategists that biotech will do well in 1999 should encourage diversified mutual funds to continue buying large-cap biotech stocks and even mid-caps while possibly neglecting the very small-cap biotech stocks (where liquidity is a problem for most mutual funds). So for 1999 our equity investments are more heavily weighted in large- and mid-cap biotech stocks.

We have lowered the maximum expense ratio for your Fund from 2.44% to 1.99% in 1999. We reimburse the difference between actual expenses and this limit to the Fund.

                                 MONTEREY FUNDS
              PERFORMANCE RESULTS -- YEAR ENDED NOVEMBER 30, 1998


MURPHY NEW WORLD
TECHNOLOGY CONVERTIBLES FUND

AVERAGE ANNUAL TOTAL RETURNS                          VALUE ON 11/30/98
----------------------------                          -----------------
1 year            (15.55%)                       Tech Convertibles       $8,538
Inception          (7.92%)                       S&P 500                $16,212

     $10,000 Investment made 1/1/97 (date Murphy became investment adviser)

Past performance is not               The S&P 500 Index is a broad unmanaged
predictive of future                  index generally considered to be
performance                           representative of the US equity market.

The MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND showed a 15.55% loss for the year, underperforming the Standard & Poor's 500 Index. In the second half of the fiscal year, convertible bonds suffered somewhat from a widening of quality spreads after the failure of Long Term Capital Management, the hedge fund. In addition, most of our bonds are convertible into small capitalization stocks, which underperformed large capitalization stocks during the year. We still think the better relative equity values are in the mid-cap and small-cap areas, and therefore prefer to hold bonds convertible into stocks in these sectors in 1999. We also added a small equity position in two biotechnology companies during the year, which hurt performance in 1998 but are expected to receive FDA approvals in 1999.

Shortly after the end of the fiscal year, Hewlett-Packard called our second-largest position for redemption, the Convex Computer bond. We will deploy some of the proceeds to lower-yielding bonds with potentially greater appreciation.

In order to improve the yield on your Fund, we have lowered the maximum expense ratio from 2.44% to 1.99% in 1999. We reimburse the difference between actual expenses and this limit to the Fund.

                             Monterey Mutual Funds
                                Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

                                    MONTEREY
                                     FUNDS

                          - PIA Short-Term Government
                            - PIA Total Return Bond
                               - PIA Global Bond

                             Monterey Mutual Funds
                                Distributed by:
                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

                                 Annual Report
                               November 30, 1998

Dear Shareholder:

We are pleased to provide you with this annual report for the year ended November 30, 1998 for the following series of the Monterey Mutual Funds: the PIA Short-Term Government Fund, the PIA Total Return Bond Fund, and the PIA Global Bond Fund.

During the 12 months ended November 30, 1998, the returns including the reinvestment of dividends and capital gains, were as follows:

          PIA Short-Term Government Fund      6.9%
          PIA Global Bond Fund               10.2%

The PIA Total Return Bond Fund began operations on September 1, 1998 and from that date through November 30, 1998 returned 2.65% or approximately 11.2% on an annualized basis.

During 1998, it was a challenging year for the bond market. The flight to quality that took place after Russia defaulted caused interest rates to decline to record lows, providing fixed income investors with solid capital gains. PIA's emphasis on high quality holdings benefited our Funds in this difficult environment where many bonds provided low rates of return.

This is the first year in which we have dedicated this annual report to focus on these three Funds. We hope that shareholders will find the new report more convenient and informative.

Please take a moment to review your Fund(s)' statement of assets and results of operations for the year ended November 30, 1998. After what has proven to be an exciting year in the markets, we look forward to seeing what develops in 1999 and reporting to you in six months.



/s/Lloyd McAdams
Lloyd McAdams
Chairman of the Board

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998


PIA SHORT-TERM
GOVERNMENT FUND
--------------------------------------------------------------------------------
Principal
Value                                                       Value
--------------------------------------------------------------------------------

DEBT SECURITIES 97.30%
                MORTGAGE BACKED 5.59%
$1,366,125       Bear Stearns Mortgage Sec. Inc.,
                   7.00%, due 11/25/10 ................  $ 1,381,867
   669,777       Norwest Asset Sec. Corp.,
                   7.00%, due 04/25/12 ................      672,681
    99,447       Prudential Home Ser 1993-59,
                   due 12/25/00 .......................       99,913
 1,000,000       Prudential Home Ser 1993-9,
                        due 03/25/08 ..................    1,030,104
                                                           ---------
                                                           3,184,565
                                                           ---------

                GOVERNMENT MORTGAGE BACKED
                     SECURITIES 21.29%
   451,380       FHLMC Arm 755204, due 08/01/15 ......       469,435
   145,084       FHLMC 609231, due 02/01/24 ..........       146,272
   435,874       FNMA FNR 1989-5 C, due 12/25/17 .....       439,581
   726,643       FNMA CMO 415842, due 01/01/13 .......       779,553
 2,456,484             GNMA ARM 80013, due 11/20/26 ..     2,500,504
   608,605       GNMA ARM 80143, due 12/20/27 ........       612,044
 7,145,855             GNMA ARM 80154, DUE 01/20/28 ..     7,186,658
                                                           ---------
                                                          12,134,047
                                                          ----------

                U.S. TREASURY NOTES 70.42%
                2,150,000 U.S. Treasury Note 5.00%,
                 due 02/15/99 .........................    2,151,344
 5,500,000      U.S. Treasury Note 5.875%,
                due 11/15/99 ..........................    5,560,159
 2,600,000      U.S. Treasury Note 6.00%,
                due 08/15/99 ..........................    2,623,564
 1,000,000      U.S. Treasury Note 6.00%,
                due 08/15/00 ..........................    1,022,188
 1,850,000      U.S. Treasury Note 5.50%,
                due 12/31/00 ..........................    1,882,375
 2,700,000      U.S. Treasury Note 7.75%,
                due 02/15/01 ..........................    2,875,500

PIA SHORT-TERM
GOVERNMENT FUND (continued)
--------------------------------------------------------------------------------
Principal
Value                                                        Value
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES 70.42% (continued)
$1,450,000      U.S. Treasury Note 5.625%,
                due 02/28/01 ..........................  $ 1,481,266
 5,200,000      U.S. Treasury Note 6.25%,
                due 02/28/02 ..........................    5,445,378
 3,500,000      U.S. Treasury Note 6.625%,
                due 04/30/02 ..........................    3,713,283
 2,250,000      U.S. Treasury Note 6.25%,
                due 08/31/02 ..........................    2,370,235
 1,300,000      U.S. Treasury Note 5.75%,
                due 04/30/03 ..........................    1,356,062
 9,380,000      U.S. Treasury Note 5.25%,
                        due 08/15/03 ..................    9,652,611
                                                          ----------
                                                          40,133,965
                                                          ----------

TOTAL DEBT SECURITIES
                (cost $54,691,604) ....................   55,452,577
                                                          ----------

SHORT TERM INVESTMENTS 1.67%
   952,807      Star Treasury Fund
                (cost $952,807) .......................      952,807
                                                          ----------

TOTAL INVESTMENTS
                (cost $55,644,411) ............. 98.97%   56,405,384
Other assets less liabilities ..................  1.03%      583,709
                                                ------    ----------

TOTAL NET ASSETS ...............................100.00%  $56,989,093
                                                ======   ===========



                        See notes to financial statements
                                      - 3 -

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998

PIA TOTAL RETURN
BOND FUND
--------------------------------------------------------------------------------
Shares                                                        Value
--------------------------------------------------------------------------------

PREFERRED STOCK  0.10%
     1,000      Thornburg Mortgage Asset Corp.
                  Ser. A
                  (cost $19,560) ......................      $23,937


Principal
Value                                                          Value
--------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.96%
                MORTGAGE BACKED SECURITIES  10.44%
$  115,515      Aetna Commercial Mortgage Trust,
                        1995-C5 A2, due 12/26/03 ......      116,270
   197,853      CAPCO 1998-D7 A-1A,
                        due 09/16/03 ..................      196,153
   285,724      CBA Mortgage 1993-C1 A2,
                        due 12/25/03 ..................      291,860
   210,309      DLJ Mortgage Acceptance Corp.
                        1994 MF11 A1, due 06/18/04 ....      229,011
   18,468       FBC Mortgage Securities B2,
                        due 08/20/09 ..................       18,631
   75,043       FDIC Remic Trust 1994-C1 2A2,
                        due 09/25/25 ..................       76,026
   131,679      FDIC Remic Trust 1996-C1 1A,
                        due 05/25/26 ..................      131,719
   115,000      Kidder Peabody Acceptance Corp.,
                        6.65%, due 02/01/06 ...........      117,583
   71,706       Prudential Home Mortgage 1993-59 A5,
                        due 12/25/00 ..................       72,042
   7,522        Resolution Trust Corp., 1992-C5 B,
                        due 05/25/22 ..................        7,617
   21,869       Resolution Trust Corp., 1992-C1 A1,
                        due 08/25/23 ..................       21,817
   800,000      Structured Asset Securities Corp.,
                        1996-CFL C, due 02/25/28 ......      811,012
   500,000       Structured Asset Securities Corp.,
                     1996-C3 B, due 06/25/30 ..........      516,078
                                                           ---------
                                                           2,605,819
                                                           ---------

PIA TOTAL RETURN
BOND FUND (continued)
--------------------------------------------------------------------------------
Principal
Value                                                         Value
--------------------------------------------------------------------------------
LONG TERM INVESTMENTS  97.96%
                           Asset Backed Securities 6.75%
 $ 365,000      California Infrastructure PG&E,
                         1997-A7, due 09/25/08 ........  $   374,594
   200,000      Cigna CBO 1996-1 A2,
                   due 11/15/08 .......................      216,375
   500,000      Rhyno CBO Delaware Corp.,
                   1997-1 A2, due 09/15/09 ............      535,469
   370,000      Team Fleet Financial 1998-3 A,
                   due 10/25/04 .......................      365,722
   183,100      UCFC Home Equity Loan 1995-A1,
                    A5, due 01/10/20 ..................      190,702
                                                          ----------
                                                           1,682,862
                                                          ----------

                CORPORATE BONDS  41.48%
                AEROSPACE/DEFENSE 1.18%
    98,270      Airplanes Passthrough Trust,
                   8.15%, due 03/15/19 ................      106,301
   175,000      Lockheed Martin Marietta, 7.00%,
                   due 03/15/11 .......................      189,501
                AIRLINES 0.11%                            ----------
                                                             295,802
                AIRLINES 0.11%                            ----------

    25,000      Southwest Air, 7.375%,
                   due 03/01/27 .......................       28,171
                                                          ----------

                AUTOMOTIVE 1.83%
   210,000      Ford Motor Credit, 9.14%, due 12/30/14       247,812
   210,000      General Motors Acceptance Corp.,
                   5.875%, due 01/22/03 ...............      208,806
                                                          ----------
                                                             456,618
                                                          ----------



                       See notes to financial statements
                                     - 4 -

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1998

PIA TOTAL RETURN
BOND FUND (continued)
Principal
Value                                             Value
                Banking & Financial Services 13.04%
$       190,000 Ahmanson, H.F., 8.25%,
                        due 10/01/02            $  205,763
        135,000 Banc One Corp., 7.625%,
                        due 10/15/26            156,168
        175,000 BankBoston, 6.375%,
                        due 03/25/08            175,519
        340,000 Bankers Trust, 8.125%,
                        due 04/01/02            364,969
        185,000 Bear Stearns Co.,7.00%,
                        due 03/01/07            191,081
        252,000 Continental Bank, 12.50%,
                        due 04/01/01            286,634
        300,000 Countrywide Home Loan, 7.26%,
                        due 05/10/04            319,679
        160,000 First Bank System, 7.625%,
                        due 05/01/05            176,653
        255,000 General Electric Capital 8.875%,
                        due 05/15/09            320,359
        300,000 Green Tree Financial, 7.55%,
                        due 10/15/99            302,906
        225,000 Lehman Brothers Holdings, 6.50%,
                        due 10/01/02            225,522
        170,000 Morgan Stanley Group, 6.875%,
                        due 03/01/07            178,658
        315,000 PNC Bank, 7.875%, due 04/15/05          348,069
                                        3,251,980

                Chemicals .82%
        205,000 Eastman Chemical Co., 6.375%,
                        due 01/15/04            205,010

                Computers/Software .69%
        175,000 Computer Associates International,
                        6.375%, due 04/15/05            173,465


PIA TOTAL RETURN
BOND FUND (continued)
Principal
Value   Value
                Cruiselines 1.40%
$       180,000 Carnival Corp., 6.15%, due 04/15/08     1       $    184,994
        165,000 Royal Caribbean Cruises, 7.00%,
                        due 10/15/07            164,873
                                        349,867

                            Diversified Minerals .95%
        200,000 American Re Corp., 7.45%, due 10/15/26  237,877

                Electronic Components/
                        Semiconductors 1.50%
        180,000 Applied Materials, 6.75%, due 10/15/07 187,215 180,000 Thomas &
        Betts, 6.625%, due 05/07/08 186,603
                                        373,818

                Hotels 1.59%
        220,000 Marriott International 144A, 6.875%,
                        due 11/15/05            221,169
        175,000 Mirage Resorts, 7.25%,
                        due 10/15/06            175,013
                                        396,182
                Insurance 3.44%
        205,000 Aetna Services, 7.125%,
                        due 08/15/06            215,222
        170,000 CNA Financial, 6.50%,
                        due 04/15/05            171,234
        215,000 Conseco Inc., 6.40%,
                        due 06/15/01            210,146
        110,000 First Security Corp., 6.875%,
                        due 11/15/06            116,717
        140,000 ITT Hartford Group, 6.375%,
                        due 11/01/02            143,631
                                        856,950
See notes to financial statements -D 5 -D MONTEREY FUNDS Schedules of
Investments - November 30, 1998

PIA TOTAL RETURN
BOND FUND (continued)
Principal
Value   Value
                Multimedia .84%
$       190,000 Time Warner Entertainment, 7.25%,
                        due 09/01/08            $    208,322

                Pipeline .79%
        175,000 Questar Pipeline, 9.375%,
                        due 06/01/21            196,546

                Real Estate & Mortgage Related 5.82%
        265,000 Chateau Properties Limited Partnership,
                        8.75%, due 03/02/00             271,573
        145,000 Health Care Properties, 6.50%,
                        due 02/15/06            135,365
        191,000 Kimco Realty, 6.50%, due 10/01/03               184,899
        150,000 Nationwide Health Properties, 8.67%,
                        due 03/10/05            160,030
        205,000 Security Cap. Industrial, 7.625%,
                        due 07/01/17            201,688
        160,000 Southern Investments UK, 6.80%,
                        due 12/01/06            165,471
        310,000 United Dominion Realty, 7.95%,
                        due 07/12/06            331,928
                                        1,450,954

                Retail 2.21%
        350,000 Ikon Office, 6.75%, due 11/01/04                343,229
        190,000 J.C. Penney & Co., 7.60%,due 04/01/07   208,864
                                        552,093

                Telecommunications 2.35%
        175,000 Airtouch Communications, 6.65%,
                        due 05/01/08            185,814
        205,000 Frontier Corp., 7.25%, due 05/15/04             220,564
        165,000 Worldcom Inc., 7.55%, due 04/01/04              179,578
                                        585,956

PIA TOTAL RETURN
BOND FUND (continued)
Principal
Value   Value
                Transportation 2.37%
$       165,000 Canadian National Railway, 7.00%,
                        due 03/15/04            $    170,529
        200,000 Federal Express Eetc. 6.845%,
                        due 01/15/19            213,657
        205,000 TTX Co., 5.98%, due 07/15/27            207,247
                                        591,433

                Utilities .55%
        125,000 Virginia Electric & Power, 8.75%,
                        due 04/01/21            136,228

                U.S. GOVERNMENT
                EESECURITIES 39.29%
                           Government Mortgage-Backed
                               EESecuritiesE9.79%
        120,000 Fannie Mae X-130A H, due 09/25/18               120,925
        100,000 FHLMC 1704 E,due 03/15/09               101,806
        250,000 FHLMC 1312 I, due 07/15/22              263,613
        110,633 FNMA ARM 162881, due 06/01/18           114,302
        109,869 FNMA 1996-41 A, due 06/25/20            110,185
        61,925  FNMA G92-31 H, due 12/25/20             62,247
        7,789   FNMA 1992-12 SA, due 01/25/22           8,280
        1,100,000       FNMA TBA, due 10/25/28          1,106,359
        2,444   GNMA 175288, due 09/15/01               2,542
        3,727   GNMA 198340, due 02/15/02               3,877
        540,000 GNMA 1996-4 N, due 04/16/26             546,952
                                        2,441,088

                           U.S. Treasury Notes 29.50%
        500,000 U.S. Treasury Note 4.00%, due 10/31/00 494,844 2,395,000 U.S.
        Treasury Note 5.375%, due 06/30/03 2,472,838 2,080,000 U.S. Treasury
        Note 6.50%, due 10/15/06 2,306,200 1,105,000 U.S. Treasury Note 7.625%,
        due 11/15/22 1,444,787 605,000 U.S. Treasury Note 5.50%,due 08/15/28
        639,599
                                        7,358,268
See notes to financial statements -D 6 -D MONTEREY FUNDS Schedules of
Investments - November 30, 1998

PIA TOTAL RETURN
BOND FUND (continued)
Principal
Value   Value
TOTAL LONG TERM INVESTMENTS
                (cost $24,220,349)              $24,435,309

SHORT TERM INVESTMENTS 5.38%
$       343,857 Star Treasury Fund
                (cost $343,857)         343,857

                Commercial Paper
        500,000 Lucent Technologies, 5.10%,
                        due 12/10/98            499,363
        500,000 Merrill Lynch, 5.10%, due 12/10/98              499,362
                        (cost $998,725)         998,725

TOTAL INVESTMENTS
                (cost $25,582,491)      103.44% 25,801,828
Liabilities in excess of other assets   (3.44%) (857,993)
TOTAL NET ASSETS        100.00% $24,943,835
See notes to financial statements
-D 7 -D







PIA GLOBAL BOND FUND
Principal
Value   Value
LONG TERM INVESTMENTS 95.79%
                Foreign Government Obligations 23.12%
                Germany
DM      1,400,000       Bundes Obligation 114, 6.50%
                        due 03/15/00            $   860,561
        800,000 Bundes Republic Deutschland,
                        6.00%, due 07/04/07             540,248
                                        1,400,809

                Mortgage-Backed Securities 15.49%
$       105,000 FHLMC CMO, 6.50%, due 11/15/23          105,490
        520,865 FNMA 30 yr, 7.00%, due 06/01/28         532,259
        195,899 FNR 97-27 A, 7.00%, due 09/18/21                197,389
        100,000 Prudential Home Mortgage Securities,
                        1993-9 A11, 7.50%, 03/25/08             103,010
                                        938,148

                U.S. Government Securities 57.18%
        375,000 U.S. Treasury Notes, 6.00%,
                        due 08/15/00            383,321
        210,000 U.S. Treasury Notes, 4.00%
                        due 10/31/00            207,834
        250,000 U.S. Treasury Notes, 6.25%
                        due 01/31/02            261,563
        175,000 U.S. Treasury Notes, 5.75%
                        due 11/30/02            181,781
        70,000  U.S. Treasury Notes, 5.375%
                        due 06/30/03            72,275
        820,000 U.S. Treasury Notes, 5.50%
                        due 02/15/08            865,613
        655,000 U.S. Treasury Notes, 6.125%
                        due 08/15/07            714,359

PIA GLOBAL BOND FUND (continued)
Principal
Value   Value
                U.S. Government Securities 57.18%
                (continued)
$       50,000  U.S. Treasury Notes, 6.375%
                        due 08/15/27            $      58,000
        680,000 U.S. Treasury Notes, 5.50%,
                        Due 08/15/28            718,888
                                        3,463,634

TOTAL LONG TERM INVESTMENTS
                (cost $5,593,432)               5,802,591

SHORT TERM INVESTMENTS 2.47%
        149,680 Star Treasury Fund
                (cost $149,680)         149,680

TOTAL INVESTMENTS
                (cost $5,743,112)       98.26%  5,952,271
Other assets less liabilities   1.74%   105,450

TOTAL NET ASSETS        100.00% $6,057,721

DM -D Deutschemarks
See notes to financial statements



-D 8 -D












                                 MONTEREY FUNDS
            STATEMENTS OF ASSETS AND LIABILITIES - NOVEMBER 30, 1998





                                                                         PIA               PIA
                                                                         SHORT TERM       TOTAL         PIA
                                                                         GOVERNMENT      RETURN        GLOBAL
                                                                         SECURITIES       BOND          BOND
                                                                         ----------       ----          ----
ASSETS
        Investments in securities, at value
          (cost $55,644,411, $25,582,491 and $5,743,112, respectively)   $56,405,384   $25,801,828   $5,952,271
        Receivable for securities sold ...............................             0           311            0
        Income receivable ............................................       613,897       297,205      109,217
        Due from investment advisor ..................................             0         1,337        4,029
        Prepaid expenses and other ...................................         6,940         2,013        4,655
                                                                         -----------   -----------   ----------
        Total Assets .................................................    57,026,221    26,102,694    6,070,172
                                                                         -----------   -----------   ----------

LIABILITIES
        Payable for securities purchased .............................             0     1,108,147            0
        Accrued expenses and other ...................................        20,422         8,020       12,451
        Dividends payable ............................................        15,425        42,692            0
        Due to investment advisor ....................................         1,276             0            0
                                                                         -----------   -----------   ----------
        Total Liabilities ............................................        37,123    11,588,590       12,451
                                                                         -----------   -----------   ----------

NET ASSETS
        Capital stock, no par value; unlimited shares
        authorized; shares outstanding ...............................    55,949,063    24,674,517    5,816,113
        Undistributed net investment income ..........................             0        10,044        4,675
        Accumulated net realized gain (loss) on
          investments and foreign currencies .........................       279,062        39,937       26,236
        Net unrealized appreciation (depreciation)
          on investments and foreign currencies ......................       760,973       219,337      210,697
                                                                         -----------   -----------   ----------
        Net Assets ...................................................    56,989,098    24,943,835    6,057,721
                                                                         ===========   ===========   ==========

        Net asset value, offering and redemption price ...............   $     10.38   $     20.27   $    21.31
                                                                         ===========   ===========   ==========
        Shares Outstanding ...........................................     5,990,027     1,230,672      284,218
                                                                         ===========   ===========   ==========





                       See notes to financial statements



                                 MONTEREY FUNDS
         Statements of Operations - For The Year Ended November 30,1998

                                                       PIA               PIA
                                                       SHORT TERM      TOTAL         PIA
                                                       GOVERNMENT      RETURN        GLOBAL
                                                       SECURITIES       BOND*        BOND
                                                       ----------       -----        ----
INVESTMENT INCOME
     Interest .....................................   $ 3,274,232    $ 339,633    $ 334,983
                                                        ---------    ---------   ----------
             Total Investment Income ..............     3,274,232      339,633      334,983
                                                        ---------    ---------   ----------

EXPENSES
     Adviser fees (Note 3) ........................       112,629       17,310       25,181
     Distribution fees (Note 4) ...................        28,157            0            0
     Transfer agent fees ..........................         8,758        2,100       15,650
     Administrative fees (Note 3) .................        43,942        5,000       15,779
     Custodian fees ...............................        28,765        4,800        9,018
     Audit fees ...................................         9,692         5,000      10,597
     Legal fees ...................................         1,602        1,000        2,970
     Registration fees ............................        20,981         (222)       3,345
     TrusteesO fees ...............................         1,109          361        1,612
     Printing expense .............................             0        1,000          616
     Amortization of deferred organization expenses             0            0          241
     Postage expense ..............................           209            0          252
     Other expenses ...............................         6,565           75        1,816
                                                        ---------    ---------   ----------
     Total expenses ...............................       262,409       36,424       87,071
     Less: Expense reimbursement from adviser .....       (90,595)     (13,344)     (54,163)
                                                        ---------    ---------   ----------
     Net expenses .................................       171,814       23,080       32,908
                                                        ---------    ---------   ----------
     Net Investment Income (Loss) .................     3,102,918      316,553      302,075
                                                        ---------    ---------   ----------

  REALIZED AND UNREALIZED GAIN
       (Loss) on Investments
     Net Realized Gain (Loss) on Investments
             and foreign currencies ...............       284,717       39,937       62,461
     Net Change in Unrealized Appreciation on
             Investments and foreign currencies ...       501,366      219,337      226,129
                                                        ---------    ---------   ----------
     Net Gain (Loss) on Investments ...............       786,083      259,274      288,590
                                                        ---------    ---------   ----------
     Net Increase (Decrease) in Net Assets
             Resulting from Operations ............   $ 3,888,501    $ 575,827    $ 590,665
                                                        =========    =========    =========



*September 1, 1998 (Commencement of operations) through November 30, 1998



                       See notes to financial statements

                                 MONTEREY FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                    PIA                      PIA
                                                                 SHORT-TERM                 TOTAL                  PIA
                                                                 GOVERNMENT                RETURN                GLOBAL
                                                                 SECURITIES                 BOND                  BOND
                                                        ----------------------------------------------------------------------------
                                                                                      For the Period
                                                        Year ended      Year ended    Sept. 1, 1998*    Year ended      Year ended
                                                         Nov. 30,        Nov. 30        to Nov. 30,       Nov. 30,        Nov. 30,
                                                           1998            1997            1998             1998            1997
                                                        ----------------------------------------------------------------------------
Operations
        Net investment income (loss) ................    $ 3,102,918    $  1,770,843    $    316,553      $  302,375    $   125,165
        Net realized gain (loss) on
                investments and foreign currencies ..        284,717          48,409          39,937          62,461        (23,939)
        Net change in unrealized appreciation
                on investments and foreign currencies        501,366         164,144         219,337         226,129         15,432
                                                         -----------    ------------    ------------      ----------    -----------
        Net increase (decrease) in net assets
                resulting from operations ...........      3,888,501       1,983,396         575,827         590,665         85,794
                                                         -----------    ------------    ------------      ----------    -----------

Dividends Paid to Shareholders
        Dividends from net investment income ........     (3,101,418)     (1,770,843)       (306,509)       (313,779)      (121,071)
        Dividends from capital gain .................        (50,168)        (19,653)              0               0              0
                                                         -----------    ------------    ------------      ----------    -----------
                                                          (3,132,586)     (1,790,496)       (306,509)       (313,779)      (121,071)
                                                         -----------    ------------    ------------      ----------    -----------

Fund Share Transactions
        Net proceeds from shares sold ...............     13,650,663      34,947,791      24,563,866       1,572,860      5,400,000
        Dividends reinvested ........................      3,115,877       1,549,280         225,825         303,567        120,164
        Payment for shares redeemed .................    (13,425,643)     (4,241,857)       (115,174)     (1,680,979)             0
                                                         -----------    ------------    ------------      ----------    -----------
        Net increase (decrease) in net assets
                from fund share transactions ........      3,340,897      32,255,214      24,674,517         195,448      5,520,164
                                                         -----------    ------------    ------------      ----------    -----------
        Net increase (decrease) in net assets .......      8,076,812      32,448,114      24,943,835         472,834      5,484,887
        NET ASSETS, Beginning of Period .............     32,912,286      20,464,172               0       5,584,887        100,000
                                                         -----------    ------------    ------------      ----------    -----------
        NET ASSETS, End of Period ...................   $ 56,485,098    $ 52,912,286    $ 24,943,835    $  6,057,721    $ 5,584,887
                                                        ============    ============    ============    ============    ===========

Changes in Shares Outstanding
        Shares sold .................................      1,325,769       3,418,519       1,225,259          77,100        263,772
        Shares issued on reinvestment
                of dividends ........................        301,984         151,712          11,048          14,734          5,988
        Shares redeemed .............................     (1,296,941)       (414,658)         (5,635)        (82,376)             0
        Net Increase (decrease) in
                shares outstanding ..................        330,812       3,155,573       1,230,672           9,458        269,760

 *Commencement of operations



                        See notes to financial statements
                                     - 11 -
                                 MONTEREY FUNDS
               NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1998

NOTE 1. ORGANIZATION

     Monterey Mutual Fund (the "Trust"), formerly Monitrend Mutual Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of nine series of shares: the PIA Short Term Government Securities Fund, the Camborne Government Income Fund, the OCM Gold Fund, the PIA Equity Fund, the Murphy New World Biotechnology Fund, the Murphy New World Technology Fund, the Murphy New World Technology Convertibles Fund, the PIA Global Bond Fund and the PIA Total Return Bond Fund (collectively the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for each of the Funds presented herein are: the PIA Short-Term Government Securities Fund, (the "Short-Term Government Fund"), to provide investors a high level of current income, consistent with low volatility of principal through investing in short term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; the PIA Total Return Bond Fund, (the "Total Return Bond Fund"), to maximize total return through investing in bonds while minimizing risk as compared to the market; and the PIA Global Bond Fund, (the "Global Bond Fund"), to provide a high level of current income through investing in bonds denominated in U.S. dollars and other currencies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary
of significant accounting policies followed by the Funds in the preparation of their financial statements.

     SECURITY VALUATION -- Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of such securities exchanges, Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair market value). Short-term investments which mature after 60 days are valued at market. Stock Index Futures, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges.

     OPTIONS -- When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

     FUTURES CONTRACTS -- The Global Bond Fund and the Total Return Bond Fund may from time to time enter into futures contracts as a hedge to provide protection against adverse movements in the prices of securities in the portfolio. When a Fund enters a futures contract, it is required to pledge to the clearing broker an amount of cash and/or securities equal to approximately 5% of the contract amount. This amount is known as the "initial margin". Pursuant to the futures contract, the Fund agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value at the close of the day and the price at which the futures contract was originally struck. Such payments, known as the "variation margin", are recorded by the Fund as unrealized gains or losses. When the futures contract expires or is closed by the Fund, it realizes a gain or loss.


FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISK -- Futures contracts involve elements of market risk and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of exposure to off balance sheet risk.

                                 MONTEREY FUNDS
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1998 (CONTINUED)

     The predominant market risk is that movements in the prices of a Fund's portfolio securities being hedged may not correlate perfectly with the movement in the prices of the future contracts. The lack of correlation could render a Fund's hedging strategy unsuccessful and could result in a loss to the Fund.

     Futures contracts are purchased only on exchanges. The exchange acts as the counterparty to a Fund's futures transactions; therefore the Fund's credit risk is limited to the failure of the exchange.

     FEDERAL INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore the Funds paid no Federal Income taxes and no Federal income tax provision was required.

     ORGANIZATIONAL COSTS -- These costs have been capitalized and are being amortized using the straight-line method over a period of sixty months beginning on commencement of operations.

     OTHER -- Securities transactions are recorded no later than the first business day after the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

     The Short-Term Government Fund, the Total Return Bond Fund and the Global Bond Fund each has an investment advisory agreement with PIA. Each Fund pays PIA a fee, computed daily and payable monthly, at an annual rate of 0.20%, 0.30% and 0.40%, respectively, of their net assets.

     During the year ended November 30, 1998 the advisers agreed to reimburse the Funds for expenses (except distribution fees) in excess of 0.30% of average net assets of the Short-Term Government Fund, 0.40% of average net assets of the Total Return Bond Fund and .0.51% of average net assets of the Global Bund Fund.

     The Trust has a fund accounting and administrative agreement with American Data Services, Inc. ("ADS"). ADS receives a fee, computed daily and payable monthly, at an annual rate of 0.1% of each Fund's average daily net assets, subject to a monthly minimum.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

     Syndicated Capital, Inc. serves as the Distributor of each Fund's shares. The President and sole shareholder of the Distributor is also the Chairman and shareholder of PIA, as well as a trustee of the Trust.

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes each Fund, except the Global Bond Fund, to reimburse the Distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers in each Fund shares, in any fiscal year, subject to a limit of 0.05% for the Short-Term Government Fund and 0.25% for the Total Return Bond Fund. The Total Return Bond Fund did not pay any Plan expenses in 1998 and will not pay any Plan expenses in 1999.

NOTE 5. PURCHASES AND SALES OF SECURITIES

     The cost of purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 1998, were as follows:

                                                        PURCHASES       SALES
                                                        ---------       -----
          Short-Term Government Fund............     $81,376,352     $74,245,491
          Total Return Bond Fund................      27,349,462       3,131,384
          Global Bond Fund .....................      11,088,088      10,669,820

                                 MONTEREY FUNDS
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1998 (CONTINUED)

     Unrealized appreciation and depreciation on investments at November 30, 1998 based on cost for Federal income taxes (which is the same as cost for financial reporting purposes), are as follows:

                                         UNREALIZED      UNREALIZED
                                        APPRECIATION    DEPRECIATION      NET
                                        ------------    ------------      ---
Short-Term Government Fund..........      $ 850,145      ($ 89,172)   $ 760,973
Total Return Bond Fund..............        334,079       (114,742)     219,337
Global Bond Fund....................        210,740         (1,581)     209,159

                                 MONTEREY FUNDS
                      PIA SHORT-TERM GOVERNMENT SECURITIES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                             APRIL 22,1994
                                                 YEAR ENDED       YEAR ENDED      YEAR ENDED    YEAR ENDED       THRU
                                                   NOV. 30,        NOV. 30,         NOV. 30,        NOV. 30,    NOV. 30,
                                                     1998            1997            1996*          1995*          1994
                                                 -------------------------------------------------------------------------


Net asset value, beginning of period ...........   $  10.26       $  10.21       $ 10.12        $   9.98      $  10.00
                                                   --------       --------       -------        --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment (loss) ..........................       0.57            .61          0.56            0.57          0.27
Net realized and unrealized gain
on investments .................................       0.13           0.06          0.19            0.14         (0.02)
                                                   --------       --------       -------        --------      --------
Total from investment operations ...............       0.70           0.67          0.75            0.71          0.25
                                                   --------       --------       -------        --------      --------

LESS DISTRIBUTIONS
Dividends from net investment income ...........      (0.57)         (0.61)        (0.56)          (0.57)        (0.27)
Dividends from capital gains ...................      (0.01)         (0.01)        (0.10)           0             0
                                                   --------       --------       -------        --------      --------
Total distributions ............................      (0.58)         (0.62)        (0.66)          (0.57)        (0.27)
                                                   --------       --------       -------        --------      --------
Net asset value, end of period .................   $  10.38       $  10.26       $ 10.21        $  10.12      $   9.98
                                                   ========       ========       =======        ========      ========
Total return** .................................       6.99%          6.56%         7.68%           7.50%         2.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in $000's) ..........     56,989         52,912        20,464           3,405         2,041
Ratio of expenses to average net assets ........       0.30%          0.30%         0.44%           0.46%         0.44%+
Ratio of expenses to average net assets,
  before reimbursement .........................       0.46%          0.55%         1.19%           2.01%         3.46%+
Ratio of net investment income (loss) to average
net assets .....................................       5.51%          5.77%         5.51%           5.71%         4.68%+
Portfolio turnover rate ........................     138.44%         63.08%        21.54%         163.55%       209.94%


+  Annualized.
*  Based on average shares outstanding
** Excluding sales charge during periods when applicable. Not annualized for periods less than a year.


                       See notes to financial statements
                                     - 15 -

                                 MONTEREY FUNDS
                             PIA TOTAL RETURN BOND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              SEPTEMBER 1, 1998
                                                              (COMMENCEMENT OF
                                                                 OPERATIONS)
                                                                   THROUGH
                                                               NOVEMBER 30, 1998
                                                               -----------------

Net asset value, beginning
        of period ..........................................       $   20.00
                                                                   ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income ......................................            0.27
Net realized and unrealized gain (loss)
        on investments and foreign currencies ..............            0.26
Total from investment operations ...........................            0.53

LESS DISTRIBUTIONS
Dividends from net investment income .......................           (0.26)
                                                                   ---------
Total distributions ........................................           (0.26)
                                                                   ---------
Net asset value, end of period .............................       $   20.27
                                                                   ---------
Total return** .............................................            2.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
        (in $000's) ........................................          24,944
Ratio of expenses to average
        net assets .........................................            0.40%+
Ratio of expenses to average
        net assets, before reimbursement ...................            0.63%+
Ratio of net investment income
        to average net assets ..............................            5.49%+
Portfolio turnover rate ....................................           13.22%


+   Annualized
**  Not annualized for periods less than a year.


                       See notes to financial statements
                                     - 16 -

                                 MONTEREY FUNDS
                                PIA GLOBAL BOND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    YEAR ENDED     APRIL 1, 1997
                                                     NOV. 30,     (COMMENCEMENT
                                                      1998        OF OPERATIONS)
                                                                      THROUGH
                                                                   NOV. 30, 1997
                                                    ----------------------------

Net asset value, beginning
        of period ...............................    $    20.33     $    20.00

Income from investment operations
Net investment income ...........................           .99           0.50
Net realized and unrealized gain (loss)
        on investments and foreign currencies ...          1.03           0.32
Total from investment operations ................          2.02           0.82

Less distributions
Dividends from net investment income ............         (1.04)         (0.49)
Total distributions .............................         (1.04)         (0.49)
Net asset value, end of period ..................    $    21.31     $    20.33
Total return** ..................................         10.23%          4.15%

Ratios/supplemental data
Net assets, end of period
        (in $000's) .............................         6,058          5,585
Ratio of expenses to average
        net assets ..............................          0.52%          0.51%+
Ratio of expenses to average
        net assets, before reimbursement ........          1.38%          2.05%+
Ratio of net investment income
        to average net assets ...................          4.80%          4.71%+
Portfolio turnover rate .........................        176.66%         82.47%


+   Annualized
**  Not annualized for periods less than a year.

                       See notes to financial statements
                                     - 17 -

INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders of
Monterey Mutual Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the PIA Short-Term Government Fund, the PIA Total Return Bond Fund and the Global Bond Fund, series of Monterey Mutual Fund (the "Trust") as of November 30, 1998 and the related statements of operations and changes in net assets and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and with brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIA Short-Term Government Fund, the PIA Total Return Bond Fund and the Global Bond Fund as of November 30, 1998 and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles.




/S/ MCGLADREY & PULLEN, LLP
---------------------------
McGladrey & Pullen, LLP



New York, New York
January 8, 1999

                                 MONTEREY FUNDS
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 1998


PIA SHORT-TERM
GOVERNMENT FUND


AVERAGE ANNUAL TOTAL RETURNS                         VALUE ON 11/30/98
----------------------------                         -----------------
1 year       6.99%                                PIA ST Gov't.   $13,527
Inception    6.76%                                Lehman Index    $13,140

                $10,000 Investment made 4/22/94 (Inception Date)


$15,000                       _______ PIA ST Govt.                  $13,527
                              ------- Lehman U.S. Government Index  $13,140
$12,000

$10,000
               1994       1995      1996     1997      1998



Past performance is not            The Lehman Government 1-3 Year Index is
predictive of future               an unmanaged index consisting of all US
performance                        Treasury & Agency bonds weighted according
                                   to market capitalization with maturities between one and three years.




The PIA Short-Term Government Fund again this year achieved its goal of providing a high level of current income consistent with low volatility of principal. The Fund returned 6.99% as compared to the unmanaged Lehman Government 1-3 Year index return of 7.27%. The manager's strategy of investing primarily in short-term adjustable rate and floating rate U.S. government securities was again the major contributing factor in the Fund's ability to maintain its low volatility in the midst of a volatile fixed-income market.

NOTE: Effective with this report, the Fund has changed the index against which it portrays its results. Until now, the Fund showed results against the Lehman Government Index; it now uses the Lehman Government 1-3 Year index, which more closely matched the Fund's duration target. Had the Lehman Government Index been used this year, the value of the index at 11/30/98 whould have been $14,670.

--------------------------------------------------------------------------------


PIA GLOBAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS                               VALUE ON 11/30/98
----------------------------                               -----------------
1 year          10.23%                                 PIA Global      $11,477
Inception        8.63%                                 Lehman Index    $11,622

                $10,000 Investment made 4/1/97 (Inception Date)


$12,000                       ________ PIA  Global                    $11,477
                              -------- Lehman U.S. Government Index   $11,822
$11,000

$10,000

                         1997                1998

Past performance is not            The Lehman Government Index is an unmanaged
predictive of future               index consisting of all US Treasury
performance                        & Agency bonds weighted according
                                   to market capitalization.




The PIA Global Bond Fund returned a healthy 10.23% this year versus the Lehman Government Index return of 10.75%. The Fund currently holds bonds issued by the governments of Germany and the United States. (The Fund benefitted from its allocation of assets to German bonds, as the German mark appreciated by 4.2% during the period.) In addition, the fund manager has put over 15% of the Fund's assets in mortgage-backed securities which have underperformed Treasury securities during the period but should provide the Fund with price appreciation potential as interest rates stabilize.

                             Monterey Mutual Funds
                                Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401